EXHIBIT 10.21

AMENDED AND RESTATED
INTERCREDITOR AGREEMENT

AMENDED AND RESTATED INTERCREDITOR AGREEMENT, dated as of February 17, 2004, among DEUTSCHE BANK TRUST COMPANY AMERICAS, as Credit Agent, WILMINGTON TRUST COMPANY, as Second Priority Noteholder Agent and as 2004 Noteholder Agent, and PLIANT CORPORATION.

W I T N E S S E T H :

WHEREAS, the Company (such term and each other capitalized term used herein having the meanings set forth in Section 1 below), Deutsche Bank Trust Company Americas, in its capacity as collateral agent under the Existing Credit Agreement, and Wilmington Trust Company, in its capacity as trustee under the 2003 Indenture, are parties to the Intercreditor Agreement dated as of May 30, 2003 (the “Existing Intercreditor Agreement”);

WHEREAS, the Company, certain Subsidiaries of the Company, certain lenders, Credit Suisse First Boston, acting through its Cayman Islands Branch, as administrative agent and documentation agent, Deutsche Bank Trust Company Americas, as collateral agent, General Electric Capital Corporation, as co-collateral agent, and JPMorgan Chase Bank, as syndication agent, are parties to the Credit Agreement dated as of February 17, 2004 (as amended, supplemented or otherwise modified from time to time, the “New Credit Agreement”);

WHEREAS, the Company, certain Subsidiaries of the Company and the 2004 Trustee have entered into the Indenture dated as of February 17, 2004 (as amended, supplemented or otherwise modified from time to time, the “2004 Indenture”), pursuant to which the 2004 Notes are governed;

WHEREAS, the New Credit Agreement and the 2004 Notes Indenture, and the Indebtedness incurred in respect thereof, have refinanced and replaced the Existing Credit Agreement in its entirety, and each of the New Credit Agreement and the 2004 Notes Indenture constitutes a Future First-Lien Credit Facility designated by the Company as a “Senior Credit Agreement” pursuant to Section 5.6 of the Existing Intercreditor Agreement;

WHEREAS, the Obligations of the Company under the New Credit Agreement, the 2003 Indenture and the 2004 Indenture are secured (together with certain other obligations) by various assets of the Company and certain Subsidiaries thereof and, pursuant to Section 5.6 of the Existing Intercreditor Agreement, the Company, the Second Priority Noteholder Agent and the 2004 Noteholder Agent desire to amend and restate the Existing Intercreditor Agreement to provide for the relative priority of their respective Liens on and security interests in the Common Collateral and certain other rights, priorities and limitations in connection with the exercise of remedies in respect of the Common Collateral; and

WHEREAS, it is a condition precedent to the making of loans and the issuance of letters of credit under the New Credit Agreement and to the issuance of the 2004 Notes that the parties hereto enter into this Agreement;

NOW, THEREFORE, in consideration of the foregoing, the mutual covenants and obligations herein set forth and for other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree to amend and restate the Existing Intercreditor Agreement in its entirety as follows:

Section 1.                                          Definitions.  As used in this Agreement, the following terms have the meanings specified below:

“2003 Indenture” means the Indenture dated as of May 30, 2003 (as amended, supplemented or otherwise modified from time to time), pursuant to which the 2003 Notes are governed.

“2003 Notes” means (a) the initial $250,000,000 in principal amount of 11 1/8% Senior Secured Notes due 2009 issued by the Company under the 2003 Indenture, (b) the exchange notes issued in exchange therefor as contemplated by the Registration Rights Agreement dated as of May 30, 2003, between the Company and the Initial Purchasers (as defined therein) and (c) any additional notes issued under the 2003 Indenture by the Company, to the extent permitted by the Indentures and the Senior Credit Agreement.

“2003 Trustee” means Wilmington Trust Company, in its capacity as trustee under the 2003 Indenture and collateral agent under the Security Documents (as defined in the 2003 Indenture), and any successor trustee and collateral agent thereunder.

“2004 Indenture” has the meaning set forth in the recitals hereto.

“2004 Noteholder Agent” means the 2004 Trustee and also includes its successors hereunder as agent for the 2004 Noteholders (or if there is more than one such successor agent, such agents representing the 2004 Noteholders holding a majority of the 2004 Noteholder Claims) under the 2004 Noteholder Documents in accordance with Section 5.8(b), exercising substantially the same rights and powers, or if there is no acting 2004 Noteholder Agent under the Senior Indenture, the Required Lenders with respect thereto.

“2004 Noteholder Claims” means all Obligations in respect of the 2004 Notes or arising under the 2004 Noteholder Documents or any of them.

“2004 Noteholder Collateral” means all of the assets of any Grantor, whether real, personal or mixed, with respect to which a Lien is granted as security for any 2004 Noteholder Claim.

“2004 Noteholder Collateral Documents” means the Security Documents (as defined in the 2004 Indenture) and any other document or instrument pursuant to which a Lien is granted by any Grantor to secure any 2004 Noteholder Claims or under which rights or remedies with respect to any such Lien are governed.

“2004 Noteholder Documents” means (a) the 2004 Indenture, the 2004 Notes, the 2004 Noteholder Collateral Documents and any document or instrument evidencing or governing any Other First-Priority Obligations (as defined in the 2004 Indenture) and (b) any other related document or instrument executed and delivered pursuant to any 2004 Noteholder Document described in clause (a) above evidencing or governing any Obligations thereunder.

“2004 Noteholder Liens” means Liens on the Common Collateral created under the 2004 Noteholder Collateral Documents to secure the 2004 Noteholder Claims.

“2004 Noteholder Pledge Agreement” means the Pledge Agreement, dated as of February 17, 2004, among the Company, the other Grantors and the 2004 Trustee.

“2004 Noteholders” means the Persons holding 2004 Noteholder Claims, including the 2004 Noteholder Agent.

“2004 Notes” means (a) the $306,000,000 principal amount at maturity of 11 1/8% Senior Secured Discount Notes due 2009 to be issued by the Company, (b) the exchange notes issued in exchange therefor as contemplated by the Registration Rights Agreement dated as of February 17, 2004, between the Company and the Initial Purchasers (as defined therein) and (c) any additional notes issued under the 2004 Indenture by the Company, to the extent permitted by the Indentures and the Senior Credit Agreement.

“2004 Notes First Lien Collateral” means, at all times prior to (but not on or after) the 2004 Notes First Lien Transition Date, the 2004 Noteholder Collateral (other than the Senior Lender First Lien Collateral).

“2004 Notes First Lien Transition Date” means the earlier of (a) the date of the Discharge of 2004 Noteholder Claims and (b) the date on which (i) the 2004 Notes First Lien Collateral shall have been released from all Liens created under the 2004 Noteholder Documents and (ii) the 2004 Noteholder Documents do not require the release of the Senior Lender Liens on the 2004 Notes First Lien Collateral or otherwise prohibit such Liens; provided, however, that if on the earlier of the dates referred to in clauses (a) and (b) above (i) any Insolvency or Liquidation Proceeding is proceeding or (ii) any action has been taken by the 2004 Trustee or the 2004 Noteholders to enforce the 2004 Noteholder Liens in respect of the 2004 Notes First Lien Collateral, then such date shall not be the 2004 Notes First Lien Transition Date.

“2004 Notes Second Priority Claims” means the Senior Lender Claims, the Noteholder Claims (other than the 2004 Noteholder Claims) and any other Second-Priority Obligations (as defined in the 2004 Indenture).

“2004 Notes Second Priority Collateral Documents” means the Senior Lender Collateral Documents, the Noteholder Collateral Documents (other than the 2004 Noteholder Collateral Documents) and the Other Second Priority Collateral Documents.

“2004 Notes Second Priority Secured Parties” means the Persons holding 2004 Notes Second Priority Claims.

“2004 Trustee” means Wilmington Trust Company, in its capacity as trustee under the 2004 Indenture and collateral agent under the Security Documents (as defined in the 2004 Indenture), and any successor trustee and collateral agent thereunder.

“Affiliate” means any Person that would be an “Affiliate” under the Indentures or the Senior Credit Agreement.

“Agreement” means this Agreement, as amended, renewed, extended, supplemented or otherwise modified from time to time in accordance with the terms hereof.

“Bank Indebtedness” means any and all amounts payable under or in respect of the Credit Agreement, including principal, premium (if any), interest (including interest accruing on or after the filing of any petition in bankruptcy or for reorganization relating to the Company  or any Subsidiary whether or not a claim for post-filing interest is allowed in such proceedings), fees, charges, expenses, reimbursement obligations, guarantees and all other amounts payable thereunder or in respect thereof.

“Bankruptcy Law” means Title 11 of the United States Code and any similar Federal, state or foreign law for the relief of debtors.

“Business Day” means any day other than a Saturday, a Sunday or a day that is a legal holiday under the laws of the State of New York or on which banking institutions in the State of New York are required or authorized by law or other governmental action to close.

“Cash Management Arrangement” means any arrangement pursuant to which any financial institution provides treasury, depositary or cash management services or automated clearinghouse transfers of funds.

“Cash Management Obligations” means, with respect to any Person, all obligations of such Person in respect of overdrafts and related liabilities owed to any other Person that arise from treasury, depositary or cash management services or in connection with any automated clearing house transfers of funds or any similar transactions.

“Common Collateral” means all of the assets of any Grantor, whether real, personal or mixed, that are subject to both Senior Liens and Junior Liens.

“Company” means Pliant Corporation, a Utah corporation.

“Comparable Obligations Collateral Document” means, in relation to any Common Collateral subject to any Senior Lien created under any Senior Obligations Collateral Document, that Junior Obligations Collateral Document that creates a Lien on the same Common Collateral, granted by the same Grantor.

“Credit Agent” means the Credit Agreement Collateral Agent and also includes its successors hereunder as collateral agent for the Senior Lenders (or if there is more than one such successor agent, such agents representing the Senior Lenders holding a majority of the Senior Lender Claims) under the Senior Credit Agreement in accordance with Section 5.8(a), exercising substantially the same rights and powers, or if there is no acting Credit Agent under the Senior Credit Agreement, the Required Lenders.

“Credit Agreement” means the credit agreement dated as of February 17, 2004, among the Company, the subsidiaries of the Company party thereto, the financial institutions party thereto as lenders, Credit Suisse First Boston, acting through its Cayman Islands Branch, as administrative agent and documentation agent, Deutsche Bank Trust Company Americas, as collateral agent, General Electric Capital Corporation, as co-collateral agent, and JPMorgan Chase Bank, as syndication agent, together with related documents thereto including any guarantee agreements and security documents, as further amended, modified, supplemented, restated, renewed, refunded, replaced, restructured, repaid or refinanced from time to time (including any agreement extending the maturity thereof or increasing the amount of available borrowings thereunder or adding Restricted Subsidiaries (as defined in the Indentures) of the Company as additional borrowers or guarantors thereunder) whether with the original agents and lenders or otherwise and whether provided under the original credit agreement or other credit agreements or otherwise.

“Credit Agreement Collateral Agent” means Deutsche Bank Trust Company Americas, in its capacity as collateral agent under the New Credit Agreement and the Security Documents (as defined in the New Credit Agreement), and any successor collateral agent thereunder.

“Credit Facilities” means one or more (a) debt facilities (including the Credit Agreement) or commercial paper facilities providing for revolving credit loans, term loans, receivables financing (including through the sale of receivables to lenders or to special purpose entities formed to borrow from lenders against such receivables) or letters of credit, (b) debt securities, indentures or other forms of debt financing (including convertible or exchangeable debt instruments) or (c) instruments or agreements evidencing any other Indebtedness, in each case, as amended, supplemented, modified, extended, renewed, restated or refunded in whole or in part from time to time.

“Discharge of 2004 Noteholder Claims” means, except to the extent otherwise provided in Section 5.8(b), payment in full in cash of (a) the principal of and interest and premium, if any, on all Indebtedness outstanding under the 2004 Noteholder Documents or, with respect to letters of credit outstanding thereunder, delivery of cash collateral or backstop letters of credit in respect thereof in compliance with the 2004 Noteholder Documents, as applicable, in each case after or concurrently with termination of all commitments to extend credit thereunder and (b) any other 2004 Noteholder Claims that are due and payable or otherwise accrued and owing at or prior to the time such principal, interest and premium are paid.

“Discharge of Senior Lender Claims” means, except to the extent otherwise provided in Section 5.8(a), payment in full in cash of (a) the principal of and interest and premium, if any, on all Indebtedness outstanding under the First-Lien Credit Facilities or, with respect to letters of credit outstanding thereunder, delivery of cash collateral or backstop letters of credit in respect thereof in compliance with such First-Lien Credit Facilities, as applicable, in each case after or concurrently with termination of all commitments to extend credit thereunder and (b) any other Senior Lender Claims that are due and payable or otherwise accrued and owing at or prior to the time such principal, interest and premium are paid.

“Discharge of Senior Obligations” means (a) with respect to the Senior Lender Claims and the Senior Lender First Lien Collateral, the Discharge of Senior Lender Claims, and (b) with respect to the 2004 Noteholder Claims and the 2004 Notes First Lien Collateral, the Discharge of 2004 Noteholder Claims.

“Existing Credit Agreement” means the Credit Agreement dated as of September 30, 1997, as amended and restated as of May 31, 2000, among the Company, Aspen Industrial, S.A. de C.V., the lenders party thereto, Deutsche Bank Trust Company Americas (f/k/a Bankers Trust Company), as administrative agent and collateral agent, JPMorgan Chase Bank (f/k/a The Chase Manhattan Bank), as syndication agent, and The Bank of Nova Scotia, as documentation agent, as amended to the date hereof.

“Existing Intercreditor Agreement” has the meaning set forth in the recitals hereto.

“Fair Market Value” means, with respect to any asset or property, the price which would be negotiated in an arm’s-length, free market transaction, for cash, between a willing seller and a willing and able buyer, neither of whom is under undue pressure or compulsion to complete the transaction.  In connection with any sale or disposition of any Common Collateral, or the receipt of any proceeds in respect of any insurance policy covering any Common Collateral, the Fair Market Value of the Senior Lender First Lien Collateral and 2004 Notes First Lien Collateral the subject of such sale, disposition or insurance award shall be determined in good faith by the Board of Directors of the Company; provided, however, that if the aggregate amount of gross proceeds received in connection with such sale, disposition or insurance award exceeds $20.0 million, the Fair Market Value of such Senior Lender First Lien Collateral and 2004 Notes First Lien Collateral shall be determined by an investment banking firm, accounting firm or appraisal firm of national standing selected by the Company that is not an Affiliate of the Company; and provided further, however, that in connection with any Insolvency or Liquidation Proceeding, such Fair Market Value shall be determined by the court or other body with jurisdiction over such proceeding.

“First-Lien Credit Facilities” means (a) the Credit Facilities provided pursuant to the Credit Agreement and (b) any other Credit Facility, that, in the case of both clauses (a) and (b), is secured by a Permitted Lien (as defined in the applicable Indenture) described in clause (a) of the definition thereof (in the case of the 2003 Indenture) and clause (a)(2) of the definition thereof (in the case of the 2004 Indenture) and (except for the Credit Facilities provided pursuant to the New Credit Agreement) is designated by the Company as a “First-Lien Credit Facility” for purposes of the applicable Indenture.

“Future First-Lien Credit Facility” means any First-Lien Credit Facility (other than the New Credit Agreement).

“Future Other First-Lien Obligations” means all Obligations of the Company or any other Grantor in respect of Cash Management Obligations or Hedging Obligations that are designated by the Company as “Credit Agreement Obligations” for purposes of the applicable Indenture (other than any Senior Lender Cash Management Obligations and Senior Lender Hedging Obligations).

“Grantors” means the Company and each of the Subsidiaries that has executed and delivered a Senior Obligations Collateral Document or a Junior Obligations Collateral Document.

“Hedging Obligations” means, with respect to any Person, all obligations and liabilities of such Person in respect of any Swap Agreement.

“Indebtedness” means and includes all obligations that constitute “Indebtedness” within the meaning of the Indentures or the Senior Credit Agreement.

“Indentures” means the 2003 Indenture and the 2004 Indenture.

“Insolvency or Liquidation Proceeding” means (a) any voluntary or involuntary case or proceeding under any Bankruptcy Law with respect to any Grantor, (b) any other voluntary or involuntary insolvency, reorganization or bankruptcy case or proceeding, or any receivership, liquidation, reorganization or other similar case or proceeding with respect to any Grantor or with respect to any of their respective assets, (c) any liquidation, dissolution, reorganization or winding up of any Grantor whether voluntary or involuntary and whether or not involving insolvency or bankruptcy or (d) any assignment for the benefit of creditors or any other marshalling of assets and liabilities of any Grantor.

“Junior Collateral Agent” means (a) with respect to the Senior Lender First Lien Collateral, the Second Priority Noteholder Agent and the 2004 Noteholder Agent, and (b) at all times prior to (but not on or after) the 2004 Notes First Lien Transition Date, with respect to the 2004 Notes First Lien Collateral, the Credit Agent and the Second Priority Noteholder Agent.

“Junior Liens” means (a) in respect of the Senior Lender First Lien Collateral, the Noteholder Liens on such Common Collateral, and (b) at all times prior to (but not on or after) the 2004 Notes First Lien Transition Date, in respect of the 2004 Notes First Lien Collateral, the Senior Lender Liens on such Common Collateral and the Noteholder Liens (other than the 2004 Noteholder Liens) on such Common Collateral.

“Junior Obligations” means (a) with respect to the Senior Lender Claims (to the extent such Senior Lender Claims are secured by the Senior Lender First Lien Collateral), the Noteholder Claims, and (b) at all times prior to (but not on or after) the 2004 Notes First Lien Transition Date, with respect to the 2004 Noteholder Claims (to the extent such 2004 Noteholder Claims are secured by the 2004 Notes First Lien Collateral), the 2004 Notes Second Priority Claims.

“Junior Obligations Collateral Documents” means (a) with respect to the Senior Lender First Lien Collateral, the Noteholder Collateral Documents, and (b) at all times prior to (but not on or after) the 2004 Notes First Lien Transition Date, with respect to the 2004 Notes First Lien Collateral, the 2004 Notes Second Priority Collateral Documents.

“Junior Obligations Documents” means (a) with respect to the Noteholder Claims (as Junior Obligations), the Noteholder Documents, and (b) at all times prior to (but not on or after) the 2004 Notes First Lien Transition Date, with respect to the 2004 Notes Second Priority Claims (as Junior Obligations), the Senior Lender Documents, the Noteholder Documents (other than the 2004 Noteholder Documents) and the Other Second Priority Documents.

“Junior Obligations Secured Parties” means (a) with respect to the Senior Lender First Lien Collateral, the Noteholders, and (b) at all times prior to (but not on or after) the 2004 Notes First Lien Transition Date, with respect to the 2004 Notes First Lien Collateral, the 2004 Notes Second Priority Secured Parties.

“Lien” means, with respect to any asset, (a) any mortgage, deed of trust, lien, pledge, hypothecation, encumbrance, charge or security interest in, on or of such asset, (b) the interest of a vendor or a lessor under any conditional sale agreement, capital lease or title retention agreement (or any financing lease having substantially the same economic effect as any of the foregoing) relating to such asset and (c) in the case of securities, any purchase option, call or similar right of a third party with respect to such securities.

“Mark-to-Market Value” means, with respect to any Swap Agreement under which any Hedging Obligations were incurred at any time, the maximum aggregate amount (giving effect to any netting agreements) that the Company and the Subsidiaries would be required to pay if such Swap Agreement were terminated at such time by reason of a default on the part of the Company.

“New Credit Agreement” has the meaning set forth in the recitals hereto.

“Noteholder Claims” means all Obligations in respect of the Notes or arising under the Noteholder Documents or any of them.

“Noteholder Collateral Documents” means the Second Priority Noteholder Collateral Documents, the 2004 Noteholder Collateral Documents and the Other Noteholder Collateral Documents.

“Noteholder Documents” means the Second Priority Noteholder Documents, the 2004 Noteholder Documents and the Other Noteholder Documents.

“Noteholder Liens” means Liens on the Common Collateral created under the Noteholder Collateral Documents to secure the Noteholder Claims.

“Noteholders” means the Persons holding Noteholder Claims.

“Notes” means the 2003 Notes and the 2004 Notes.

“Obligations” means any and all obligations with respect to the payment of (a) any principal of or interest (including interest accruing on or after the commencement of any Insolvency or Liquidation Proceeding, whether or not a claim for post-filing interest is allowed in such proceeding) or premium on any Indebtedness, including any reimbursement obligation in respect of any letter of credit, (b) any fees, indemnification obligations, expense reimbursement obligations or other liabilities payable under the documentation governing any Indebtedness, (c) any obligation to post cash collateral in respect of letters of credit and any other obligations or (d) any Cash Management Obligations or Hedging Obligations.

“Other Noteholder Collateral Documents” means any document or instrument pursuant to which a Lien is granted by any Grantor to secure any Secondary Collateral Obligations (other than Noteholder Claims).

“Other Noteholder Documents” means (a) any document or instrument evidencing or governing any Secondary Collateral Obligations (as defined in the 2004 Indenture) (other than Noteholder Claims) and (b) any other related document or instrument executed and delivered pursuant to any Other Noteholder Document described in clause (a) above evidencing or governing any Obligations thereunder.

“Other Second Priority Collateral Documents” means, at all times prior to (but not on or after) the 2004 Notes First Lien Transition Date, any document or instrument pursuant to which a Lien is granted by any Grantor to secure any Second-Priority Obligations (as defined in the 2004 Indenture) other than Senior Lender Claims and Second Priority Noteholder Claims.

“Other Second Priority Documents” means, at all times prior to (but not on or after) the 2004 Notes First Lien Transition Date, (a) any document or instrument evidencing or governing any Second-Priority Obligations (as defined in the 2004 Indenture) (other than Senior Lender Claims and Second Priority Noteholder Claims) and (b) any other related document or instrument executed and delivered pursuant to any Other Second Priority Document described in clause (a) above evidencing or governing any Obligations thereunder.

“Person” means any natural person, corporation, limited liability company, trust, joint venture, association, company, partnership, entity or other party, including any government and any political subdivision, agency or instrumentality thereof.

“Pledged Collateral” means (a) the Common Collateral in the possession or under the control of the Credit Agent (or its agents or bailees), to the extent that possession or control thereof is necessary to perfect a Lien thereon under the Uniform Commercial Code (or equivalent legislation of other jurisdictions), and (b) the “Pledged Securities” under, and as defined in, the 2004 Noteholder Pledge Agreement.  The Pledged Collateral shall include (a) the Collection Deposit Accounts, Cash Concentration Accounts and General Funds Account (each as defined in the Senior Lender Collateral Documents) required to be maintained pursuant to the Senior Lender Collateral Documents, and each other deposit account of any Grantor that is subject to a control agreement for the benefit of the Credit Agent pursuant to the Senior Lender Collateral Documents, and (b) the Notes Collateral Account (as defined in the 2004 Indenture) required to be maintained pursuant to the 2004 Noteholder Documents.

“Recovery” has the meaning set forth in Section 6.5.

“Required Lenders” means, (a) with respect to any amendment or modification of the Senior Credit Agreement, or any termination or waiver of any provision of the Senior Credit Agreement, or any consent or departure by the Company or any of the Subsidiaries therefrom, or consent of the Required Lenders required under this Agreement, those Senior Lenders the approval of which is required to approve such amendment or modification of, termination or waiver of any provision of or consent or departure from the Senior Credit Agreement (or would be required to effect such consent under this Agreement if such consent were treated as an amendment of the Senior Credit Agreement) and (b) with respect to any amendment or modification of the Senior Indenture, or any termination or waiver of any provision of the Senior Indenture, or any consent or departure by the Company or any of the Subsidiaries therefrom, or consent of the Required Lenders required under this Agreement, those 2004 Noteholders the approval of which is required to approve such amendment or modification of, termination or waiver of any provision of or consent or departure from the Senior Indenture (or would be required to effect such consent under this Agreement if such consent were treated as an amendment of the Senior Indenture).

“Secondary Collateral Obligations” has the meaning assigned to such term in the 2004 Indenture.

“Second Priority Noteholder Agent” means the 2003 Trustee or, following the payment in full of the principal of and interest and premium, if any, on all Indebtedness under the 2003 Indenture, the agent representing the Second Priority Noteholders holding a majority of the Second Priority Noteholder Claims, exercising substantially the same rights and powers.

“Second Priority Noteholder Claims” means all Obligations in respect of the 2003 Notes or arising under the Second Priority Noteholder Documents or any of them.

“Second Priority Noteholder Collateral” means all the assets of any Grantor, whether real, personal or mixed, with respect to which a Lien is granted as security for any Second Priority Noteholder Claim.

“Second Priority Noteholder Collateral Documents” means the Security Documents (as defined in the 2003 Indenture) and any other document or instrument pursuant to which a Lien is granted by any Grantor to secure any Second Priority Noteholder Claims or under which rights or remedies with respect to any such Lien are governed.

“Second Priority Noteholder Documents” means (a) the 2003 Indenture, the 2003 Notes, the Second Priority Noteholder Collateral Documents and any document or instrument evidencing or governing any Other Second-Lien Obligations (as defined in the 2003 Indenture) other than 2004 Noteholder Claims and the Senior Lender Claims and (b) any other related document or instrument executed and delivered pursuant to any Second Priority Noteholder Document described in clause (a) above evidencing or governing any Obligations thereunder.

“Second Priority Noteholder Mortgages” means a collective reference to each mortgage, deed of trust and any other document or instrument under which any Lien on real property owned by any Grantor is granted to secure any Second Priority Noteholder Claims or under which rights or remedies with respect to any such Liens are governed.

“Second Priority Noteholders” means the Persons holding Second Priority Noteholder Claims.

“Senior Agreement” means (a) with respect to the Senior Lender Claims, the Senior Credit Agreement, and (b) with respect to the 2004 Noteholder Claims, the Senior Indenture.

“Senior Collateral Agent” means (a) with respect to the Senior Lender First Lien Collateral, the Credit Agent, and (b) with respect to the 2004 Notes First Lien Collateral, the 2004 Noteholder Agent.

“Senior Credit Agreement” means the New Credit Agreement; provided that if at any time a Discharge of Senior Lender Claims occurs with respect to the New Credit Agreement (without giving effect to Section 5.8(a)), then, to the extent provided in Section 5.8(a), the term “Senior Credit Agreement” means the Future First Lien Credit Facility designated by the Company as the “Senior Credit Agreement” in accordance with such Section.

“Senior Indenture” means the 2004 Indenture; provided that if, at any time a Discharge of 2004 Noteholder Claims occurs with respect to the 2004 Indenture (without giving effect to Section 5.8(b)), then, to the extent provided in Section 5.8(b), the term “Senior Indenture” means the 2004 Noteholder Document designated by the Company as the “Senior Indenture” in accordance with such Section.

“Senior Lender Cash Management Obligations” means any Cash Management Obligations secured by any Common Collateral under the same Senior Lender Collateral Documents that secure Obligations under the Senior Credit Agreement.

“Senior Lender Claims” means (a) all Bank Indebtedness and all other Indebtedness outstanding under one or more of any other First-Lien Credit Facilities, including any Future First-Lien Credit Facilities, the Indebtedness under each of which (i) constitutes Permitted Debt (as defined in the applicable Indenture) or is otherwise permitted by the applicable Indenture, (ii) is designated by the Company as “Credit Agreement Obligations” for purposes of the applicable Indenture and (iii) is secured by a Permitted Lien (as defined in the applicable Indenture) described in clause (a) of the definition thereof (in the case of the 2003 Indenture) or clause (a)(2) of the definition thereof (in the case of the 2004 Indenture), (b) all other Obligations (not constituting Indebtedness) of the Company or any Grantor under the Credit Agreement or any such other First-Lien Credit Facility, including all Senior Lender Hedging Obligations and Senior Lender Cash Management Obligations, and (c) all Future Other First-Lien Obligations.  Senior Lender Claims shall include all interest accrued or accruing (or that would, absent the commencement of an Insolvency or Liquidation Proceeding, accrue) after the commencement of an Insolvency or Liquidation Proceeding in accordance with and at the rate specified in the relevant Senior Lender Document whether or not the claim for such interest is allowed as a claim in such Insolvency or Liquidation Proceeding.  Notwithstanding anything to the contrary contained in the first sentence of this definition, any Obligation under the Senior Lender Documents or any Future First-Lien Credit Facility (including any Cash Management Obligations or Hedging Obligations) shall constitute a “Senior Lender Claim” if the Credit Agent or the relevant Senior Lender or Senior Lenders shall have received a written representation from the Company in or in connection with the Senior Lender Documents evidencing such Obligation that such Obligation constitutes a “Credit Agreement Obligation” under and as defined in the applicable Indenture (whether or not such Obligation is at any time determined not to have been permitted to be incurred under the applicable Indenture).  Notwithstanding the foregoing, (a) not more than $8,500,000, in the aggregate, of the amount of Senior Lender Cash Management Obligations and the Mark-to-Market Value of Senior Lender Hedging Obligations will be included as Senior Lender Claims at any time (it being understood and agreed that (i) the aggregate amount of Senior Lender Cash Management Obligations and Mark-to-Market Value of Senior Hedging Obligations to be included as Senior Lender Claims at any time will be allocated (A) first, to the Senior Lender Cash Management Obligations arising out of Cash Management Arrangements with Wachovia Bank N.A. (or any of its affiliates); provided that the amount allocated pursuant to this clause (A) shall not exceed $5,000,000; (B) second, to the Senior Hedging Obligations arising out of Swap Agreements with JPMorgan Chase Bank (or any of its affiliates) in effect on the date hereof; provided that the amount allocated pursuant to this clause (B) shall not exceed $8,500,000 minus the amount allocated pursuant to clause (A); and (C) third, pro rata among the remaining Senior Lender Cash Management Obligations and Senior Lender Hedging Obligations (based on the respective amounts (or Mark-to-Market Values, as applicable) of such Obligations) at such time and (ii) any portion of any Senior Lender Cash Management Obligations or Senior Lender Hedging Obligations excluded from being Senior Lender Claims pursuant to this sentence will, with respect to the Senior Lender Claims, be treated as Noteholder Claims and, therefore, Junior Obligations with respect to the Senior Lender Claims for purposes of this Agreement) and (b) each reference in this definition to any term defined in (or by reference to a term defined in) both Indentures shall have the meaning assigned to such term in the (i) 2003 Indenture for purposes of determining the Senior Obligations with respect to the Second Priority Noteholder Claims and (ii) the 2004 Indenture for purposes of defining the Senior Obligations with respect to the 2004 Noteholder Claims.

“Senior Lender Collateral” means all of the assets of any Grantor, whether real, personal or mixed, with respect to which a Lien is granted as security for any Senior Lender Claim.

“Senior Lender Collateral Documents” means the Security Documents (as defined in the New Credit Agreement) and any other agreement, document or instrument pursuant to which a Lien is granted securing any Senior Lender Claims or under which rights or remedies with respect to such Liens are governed.

“Senior Lender Documents” means the Senior Credit Agreement, the Senior Lender Collateral Documents, and each of the other agreements, documents and instruments (including each agreement, document or instrument providing for or evidencing a Senior Lender Hedging Obligation or Senior Lender Cash Management Obligation) providing for or evidencing any other Obligation under the Credit Agreement or any Future First-Lien Credit Facility or any Future Other First-Lien Obligations, and any other related document or instrument executed or delivered pursuant to any Senior Lender Document at any time or otherwise evidencing any Indebtedness arising under any Senior Lender Document.

“Senior Lender First Lien Collateral” means, (a) at all times prior to the 2004 Notes First Lien Transition Date, any and all of the following assets and properties now owned or at any time hereafter acquired by any Grantor that constitute Senior Lender Collateral:  (i) all Accounts Receivable; (ii) all Inventory; (iii) all Payment Intangibles (including corporate tax refunds and payments made by distributors and wholesalers to whom loans have been made by the Company or any of the Subsidiaries), other than any Payment Intangibles that represent tax refunds in respect of or otherwise relate to real property, Fixtures, Equipment or Intellectual Property; (iv) all Investment Property (including capital stock of subsidiaries), marketable securities and other Financial Assets; (v) all indebtedness owed to the Company or any of its subsidiaries that arises from cash advances made after the date hereof to enable the obligor or obligors thereon to acquire Inventory; (vi) all credit card proceeds of the Company and the Subsidiaries, all collection accounts, Deposit Accounts, commodity accounts and securities accounts and any cash or other assets (including Investment Property, marketable securities and other Financial Assets) in any such accounts (other than the Notes Collateral Account (as defined in the 2004 Indenture) and any cash or other assets deposited in the Notes Collateral Account pursuant to the terms of the 2004 Indenture); (vii) all hedging, commodity or other derivative contracts (and any cash and other deposits securing the same); (viii) all permits and licenses related to any of the foregoing (excluding any permits or licenses related to the ownership or operation of real property, Fixtures, Equipment or Intellectual Property); (ix) all books and records related to the foregoing; (x) to the extent evidencing, governing, securing or otherwise related to the preceding clauses (i) through (x), all (A) General Intangibles, (B) Chattel Paper, (C) Instruments and (D) Documents; and (xi) all Products and Proceeds of any and all of the foregoing in whatever form received, including proceeds of insurance policies related to Inventory of the Company and the Subsidiaries and including proceeds of business interruption insurance to the extent related to the first 45 days of the covered period with respect to any business interruption; and (b) at all times on and after the 2004 Notes First Lien Transition Date, any and all the Common Collateral.  All capitalized terms used in this definition and not defined elsewhere in this Agreement have the meanings assigned to them in the UCC.

“Senior Lender Hedging Obligations” means any Hedging Obligations secured by any Common Collateral under the same Senior Lender Collateral Documents that secure Obligations under the Senior Credit Agreement.

“Senior Lender Liens” means Liens on the Common Collateral created under the Senior Lender Collateral Documents to secure the Senior Lender Claims.

“Senior Lenders” means the Persons holding Senior Lender Claims, including the Credit Agent.

“Senior Liens” means (a) in respect of the Senior Lender First Lien Collateral, the Senior Lender Liens on such Common Collateral, and (b) at all times prior to (but not on or after) the 2004 Notes First Lien Transition Date, in respect of the 2004 Notes First Lien Collateral, the 2004 Noteholder Liens on such Common Collateral.

“Senior Obligations” means (a) with respect to the Noteholder Claims (to the extent such Noteholder Claims are secured by the Senior Lender First Lien Collateral), the Senior Lender Claims, and (b) at all times prior to (but not on or after) the 2004 Notes First Lien Transition Date, with respect to the 2004 Notes Second Priority Claims (to the extent such 2004 Notes Second Priority Claims are secured by the 2004 Notes First Lien Collateral), the 2004 Noteholder Claims.

“Senior Obligations Collateral” means (a) at all times prior to (but not on or after) the 2004 Notes First Lien Transition Date, with respect to the 2004 Notes Second Priority Claims and the 2004 Notes Second Priority Secured Parties, the 2004 Notes First Lien Collateral, and (b) with respect to the Noteholder Claims and the Noteholders, the Senior Lender First Lien Collateral.

“Senior Obligations Collateral Documents” means (a) with respect to the Senior Lender First Lien Collateral, the Senior Lender Collateral Documents, and (b) at all times prior to (but not on or after) the 2004 Notes First Lien Transition Date, with respect to the 2004 Notes First Lien Collateral, the 2004 Notes Collateral Documents.

“Senior Obligations Documents” means (a) with respect to the Senior Lender Claims, the Senior Lender Documents, and (b) at all times prior to (but not on or after) the 2004 Notes First Lien Transition Date, with respect to the 2004 Noteholder Claims, the 2004 Noteholder Documents.

“Senior Obligations Secured Parties” means (a) with respect to the Senior Lender First Lien Collateral, the Senior Lenders, and (b) at all times prior to (but not on or after) the 2004 Notes First Lien Transition Date, with respect to the 2004 Notes First Lien Collateral, the 2004 Noteholders.

“Subsidiary” means any “Subsidiary” of the Company, as defined in the Indentures or the Senior Credit Agreement.

“Swap Agreement” means any agreement with respect to any swap, spot, forward, future or derivative transaction or option or similar agreement involving, or settled by reference to, one or more rates, currencies, commodities, equity or debt instruments or securities, or economic, financial or pricing indices or measures of economic, financial or pricing risk or value or any similar transaction or any combination of these transactions.

“Uniform Commercial Code” or “UCC” means the Uniform Commercial Code as from time to time in effect in the State of New York.

(a)                                       Terms Generally.  The definitions of terms herein shall apply equally to the singular and plural forms of the terms defined.  Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms.  The words “include”, “includes” and “including” shall be deemed to be followed by the phrase “without limitation”.  The word “will” shall be construed to have the same meaning and effect as the word “shall”.  Unless the context requires otherwise (a) any definition of or reference to any agreement, instrument or other document herein shall be construed as referring to such agreement, instrument or other document as from time to time amended, supplemented or otherwise modified in accordance with this Agreement, (b) any reference herein to any Person shall be construed to include such Person’s successors and assigns, (c) the words “herein”, “hereof” and “hereunder”, and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision hereof, (d) all references herein to Sections shall be construed to refer to Sections of this Agreement and (e) the words “asset” and “property” shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts and contract rights.  Any reference to any Person as a “Senior Collateral Agent”, “Senior Obligations Secured Party”, “Junior Collateral Agent” or “Junior Obligations Secured Party” shall be deemed to refer to such Person only in its capacity as a Senior Collateral Agent, Senior Obligations Secured Party, Junior Collateral Agent or Junior Obligations Secured Party, as the case may be, and not in any other capacity under this Agreement.

Section 2.                                          Lien Priorities.

2.1                                 Subordination.  Notwithstanding the date, manner or order of grant, attachment or perfection of any Liens on the Common Collateral granted to the Second Priority Noteholder Agent, the 2004 Noteholder Agent, the Credit Agent, the Junior Obligations Secured Parties or the Senior Obligations Secured Parties and notwithstanding any provision of the UCC (or equivalent legislature of other jurisdictions), or any applicable law or the Noteholder Documents, the Senior Lender Documents or the Other Second Priority Documents or any other circumstance whatsoever, each of (a) the Second Priority Noteholder Agent, on behalf of itself and the Second Priority Noteholders, (b) the 2004 Noteholder Agent, on behalf of itself and the 2004 Noteholders, and (c) the Credit Agent, on behalf of itself and the Senior Lenders under the New Credit Agreement, hereby agrees that:  (i) any Senior Lien on any Common Collateral securing any Senior Obligations now or hereafter held by or on behalf of the Senior Collateral Agent or any Senior Obligations Secured Parties or any agent or trustee therefor shall be senior in all respects and prior to any Junior Lien or other Lien on such Common Collateral securing the corresponding Junior Obligations; and (ii) any Junior Lien or other Lien on any Common Collateral now or hereafter held by or on behalf of any Junior Collateral Agent or any Junior Obligations Secured Parties or any agent or trustee therefor, regardless of how acquired, whether by grant, statute, operation of law, subrogation or otherwise, shall be junior and subordinate in all respects to all Senior Liens on such Common Collateral securing the corresponding Senior Obligations.  All Senior Liens on any Common Collateral securing any Senior Obligations shall be and remain senior in all respects and prior to all Junior Liens or other Liens on such Common Collateral securing the corresponding Junior Obligations for all purposes, whether or not such Senior Liens securing any Senior Obligations are subordinated to any Lien securing any other obligation of the Company, any other Grantor or any other Person.

2.2                                 Prohibition on Contesting Liens.  Each of (a) the Second Priority Noteholder Agent, on behalf of itself and the Second Priority Noteholders, (b) the 2004 Noteholder Agent, on behalf of itself and the 2004 Noteholders, and (c) the Credit Agent, on behalf of itself and the Senior Lenders under the New Credit Agreement, agrees that it shall not (and hereby waives any right to) contest or support any other Person in contesting, in any proceeding (including any Insolvency or Liquidation Proceeding), the priority, validity or enforceability of (a) a Senior Lien held by or on behalf of any of the Senior Obligations Secured Parties in the Common Collateral or (b) a Junior Lien held by or on behalf of any of the Junior Obligations Secured Parties in the Common Collateral (in the case of a Lien referred to in clause (a) or (b) above that is held by (i) a 2004 Noteholder, solely to secure Obligations in respect of 2004 Notes referred to in clause (a), (b) or (c) of the definition of the term “2004 Notes” in Section 1 or (ii) a Second Priority Noteholder, solely to secure Obligations in respect of 2003 Notes referred to in clause (a), (b) or (c) of the definition of the term “2003 Notes” in Section 1)), as the case may be; provided that nothing in this Agreement shall be construed to prevent or impair the rights of the Senior Collateral Agent or any Senior Obligations Secured Party (in their capacities as such) to enforce this Agreement, including the priority of the Senior Liens securing the Senior Obligations as provided in Section 2.1.

2.3                                 No New Liens.  So long as the applicable Discharge of Senior Lender Claims has not occurred, the parties hereto agree that, after the date hereof, if the Second Priority Noteholder Agent or the 2004 Noteholder Agent or any Noteholder shall hold any Lien on any assets of the Company or any other Grantor that (a) would constitute Senior Lender First Lien Collateral if such assets were Senior Lender Collateral, (b) secure any Noteholder Claims and (c) are not also subject to the first-priority Lien of the Credit Agent under the Senior Lender Documents, then the Second Priority Noteholder Agent or the 2004 Noteholder Agent or such Noteholder, as applicable, upon demand by the Credit Agent or the Company, will either release such Lien or assign it to the Credit Agent as security for the Senior Lender Claims (in which case each of the Second Priority Noteholder Agent and the 2004 Noteholder Agent may retain a junior lien on such assets subject to the terms hereof).  So long as the 2004 Notes First Priority Transition Date has not occurred, the parties hereto agree that, after the date hereof, if the Second Priority Noteholder Agent or the Credit Agent or any other 2004 Notes Second Priority Secured Party shall hold any Lien on any assets of the Company or any Grantor that (a) would constitute 2004 Notes First Lien Collateral if such assets were 2004 Noteholder Collateral, (b) secure any 2004 Notes Second Priority Claims and (c) are not also subject to the first-priority Lien of the 2004 Trustee under the 2004 Noteholder Documents, then the Second Priority Noteholder Agent or the Credit Agent or such 2004 Notes Second Priority Secured Party, as applicable, upon demand by the 2004 Noteholder Agent or the Company, will either release such Lien or assign it to the 2004 Noteholder Agent as security for the 2004 Noteholder Claims (in which case each of the Second Priority Noteholder Agent and the Credit Agent may retain a junior lien on such assets subject to the terms hereof).

Section 3.                                          Enforcement.

3.1                                 Exercise of Remedies.

(a)                                       So long as the applicable Discharge of Senior Obligations has not occurred, whether or not any Insolvency or Liquidation Proceeding has been commenced by or against the Company or any other Grantor, (i) each Junior Collateral Agent and the Junior Obligations Secured Parties will not (A) exercise or seek to exercise any rights or remedies (including set-off) with respect to any Common Collateral on which they do not hold the Senior Liens, (B) institute any action or proceeding with respect to such rights or remedies (including any action of foreclosure), (C) contest, protest or object to any foreclosure proceeding or action brought by the Senior Collateral Agent or any Senior Obligations Secured Party, the exercise of any right under any lockbox agreement, control agreement, landlord waiver or bailee’s letter or similar agreement or arrangement to which the Senior Collateral Agent or any Senior Obligations Secured Party is a party, or any other exercise by any such party, of any rights and remedies relating to the Common Collateral subject to the Senior Liens under the Senior Obligations Documents or otherwise, or (D) object to the forbearance by the Senior Obligations Secured Parties from bringing or pursuing any foreclosure proceeding or action or any other exercise of any rights or remedies relating to the Common Collateral subject to their Senior Liens and (ii) the Senior Collateral Agent and the Senior Obligations Secured Parties shall have the exclusive right to enforce rights, exercise remedies (including set-off and the right to credit bid their debt) and make determinations regarding the release, disposition or restrictions with respect to the Common Collateral subject to their Senior Liens without any consultation with or the consent of any Junior Collateral Agent or any Junior Obligations Secured Party; provided, that (1) in any Insolvency or Liquidation Proceeding commenced by or against the Company or any other Grantor, any Junior Collateral Agent or Junior Obligations Secured Party may file a claim or statement of interest with respect to the Junior Obligations and (2) any Junior Collateral Agent or Junior Obligations Secured Party may take any action (not adverse to the Senior Liens on the Common Collateral securing the corresponding Senior Obligations, or the rights of the Senior Collateral Agent or the Senior Obligations Secured Parties to exercise remedies in respect thereof) in order to preserve or protect its Junior Lien on such Common Collateral.  In exercising rights and remedies with respect to the Common Collateral subject to their Senior Liens, the Senior Collateral Agent and the Senior Obligations Secured Parties may enforce the provisions of the Senior Obligations Documents and exercise remedies thereunder, all in such order and in such manner as they may determine in the exercise of their sole discretion.  Such exercise and enforcement shall include the rights of an agent appointed by them to sell or otherwise dispose of Common Collateral subject to their Senior Liens upon foreclosure, to incur expenses in connection with such sale or disposition, and to exercise all the rights and remedies of a secured lender under the Uniform Commercial Code (or the equivalent) of any applicable jurisdiction and of a secured creditor under Bankruptcy Laws of any applicable jurisdiction.

(b)                                      Each of (a) the Second Priority Noteholder Agent, on behalf of itself and the Second Priority Noteholders, (b) the 2004 Noteholder Agent, on behalf of itself and the 2004 Noteholders, and (c) the Credit Agent, on behalf of itself and the Senior Lenders under the New Credit Agreement, agrees that it will not take or receive any Senior Obligations Collateral or any proceeds of Senior Obligations Collateral in connection with the exercise of any right or remedy (including set-off) with respect to any Senior Obligations Collateral, unless and until the applicable Discharge of Senior Obligations has occurred.  Without limiting the generality of the foregoing, unless and until the applicable Discharge of Senior Obligations has occurred, except as expressly provided in the proviso in clause (ii) of Section 3.1(a), the sole right of each Junior Collateral Agent and the Junior Obligations Secured Parties with respect to the applicable Senior Obligations Collateral is to hold a Junior Lien on such Common Collateral pursuant to the Junior Obligations Collateral Documents for the period and to the extent granted therein and to receive a share of the proceeds thereof, if any, after the applicable Discharge of Senior Obligations has occurred.

(c)                                       Subject to the proviso in clause (ii) of Section 3.1(a), (i) each Junior Collateral Agent agrees, in its capacity as a Junior Collateral Agent, for itself and the applicable Junior Obligations Secured Parties, that such Junior Collateral Agent and Junior Obligations Secured Parties will not take any action that would hinder any exercise of remedies undertaken by the corresponding Senior Collateral Agent or Senior Obligations Secured Parties under the Senior Obligations Documents, including any sale, lease, exchange, transfer or other disposition of the applicable Senior Obligations Collateral, whether by foreclosure or otherwise, and (ii) each Junior Collateral Agent, on behalf of itself and the applicable Junior Obligations Secured Parties, hereby waives any and all rights it or such Junior Obligations Secured Parties may have as a junior lien creditor or otherwise to object to the manner in which the corresponding Senior Collateral Agent or Senior Obligations Secured Parties seek to enforce or collect the Senior Obligations (as such enforcement or collection relates to the applicable Senior Obligations Collateral) or the Senior Liens granted in any of the applicable Senior Obligations Collateral, regardless of whether any action or failure to act by or on behalf of the Senior Collateral Agent or Senior Obligations Secured Parties is adverse to the interests of the Junior Obligations Secured Parties.

(d)                                      Each Junior Collateral Agent hereby acknowledges and agrees that no covenant, agreement or restriction contained in any Junior Obligations Document shall be deemed to restrict in any way the rights and remedies of the Senior Collateral Agent or the Senior Obligations Secured Parties with respect to the applicable Senior Obligations Collateral as set forth in this Agreement and the Senior Obligations Documents.

3.2                                 Cooperation.  Subject to the proviso in clause (ii) of Section 3.1(a), each Junior Collateral Agent, on behalf of itself and the applicable Junior Obligations Secured Parties, agrees that, unless and until the applicable Discharge of Senior Obligations has occurred, it will not commence, or join with any Person (other than the Senior Obligations Secured Parties and the Senior Collateral Agent upon the request thereof) in commencing, any enforcement, collection, execution, levy or foreclosure action or proceeding with respect to any Junior Lien held by it under any of the Junior Obligations Documents or otherwise.

Section 4.                                          Payments.

4.1                                 Application of Proceeds.  As long as the applicable Discharge of Senior Obligations has not occurred, the Common Collateral subject to any Senior Lien or proceeds thereof received in connection with the sale or other disposition of, or collection on, such Common Collateral upon the exercise of remedies, shall be applied by the Senior Collateral Agent with respect to such Common Collateral to the Senior Obligations secured by such Senior Lien in such order as specified in the relevant Senior Obligations Documents until the applicable Discharge of Senior Obligations has occurred.  Upon any Discharge of Senior Obligations following such exercise of remedies, the applicable Senior Collateral Agent shall deliver to the applicable Junior Collateral Agent (or, if there is more than one applicable Junior Collateral Agent, the Junior Collateral Agent acting as agent or trustee in respect of the largest amount of Junior Obligations) any proceeds of Common Collateral held by it in the same form as received, with any necessary endorsements, or as a court of competent jurisdiction may otherwise direct to be applied by such Junior Collateral Agent to the applicable Junior Obligations in such order as specified in the relevant Junior Obligations Documents; provided, however, that if different Junior Obligations Documents would require such proceeds to be applied differently, then such proceeds will be applied ratably to the Junior Obligations arising under each such Junior Obligations Document (based on the respective aggregate outstanding amounts of such Junior Obligations thereunder) and, as among the Junior Obligations arising under each such Junior Obligations Document, applied in such order as is specified therein.

4.2                                 Allocation of Proceeds.  As long as the applicable Discharge of Senior Obligations has not occurred, (a) any sale or other disposition of any capital stock or other equity interests of a Grantor that owns assets constituting Senior Lender First Lien Collateral or 2004 Notes First Lien Collateral shall be deemed to be a sale or disposition of such Senior Lender First Lien Collateral or 2004 Notes First Lien Collateral, as the case may be, (b) any sale or disposition of capital stock or other equity interests of a Grantor that owns both Senior Lender First Lien Collateral and 2004 Notes First Lien Collateral shall be deemed to be a separate sale or disposition of such Senior Lender First Lien Collateral and such 2004 Notes First Lien Collateral and (c) the proceeds received in respect of any such sale or disposition referred to in clause (b) above (or any sale or other disposition of assets (other than those described in clause (b) above) including both Senior Lender First Lien Collateral and 2004 Notes First Lien Collateral shall be allocated between the Senior Lender First Lien Collateral and 2004 Notes First Lien Collateral based upon their respective Fair Market Values.

4.3                                 Payments Over.  Any Common Collateral or proceeds thereof received by any Junior Collateral Agent or Junior Obligations Secured Party with respect to such Common Collateral in connection with the exercise of any right or remedy (including set-off) relating to such Common Collateral in contravention of this Agreement shall be segregated and held in trust and forthwith paid over to the applicable Senior Collateral Agent with respect to such Common Collateral for the benefit of the applicable Senior Obligations Secured Parties in the same form as received, with any necessary endorsements or as a court of competent jurisdiction may otherwise direct.  The applicable Senior Collateral Agent is hereby authorized to make any such endorsements as agent for any such Junior Collateral Agent or Junior Obligations Secured Party.  This authorization is coupled with an interest and is irrevocable.

Section 5.                                          Other Agreements.

5.1                                 Releases.

(a)                                       If:

(i)                                              all other Liens (other than Permitted Liens (as defined in the 2003 Indenture) under clauses (b) — (aa) of the definition of Permitted Liens in the 2003 Indenture) on any Common Collateral securing Credit Agreement Obligations or any Other Second-Lien Obligations (each as defined in the 2003 Indenture) then secured by that Common Collateral (including all commitments thereunder) are released; provided that after giving effect to the release, Senior Obligations secured by Senior Liens on the remaining Common Collateral remain outstanding;

(ii)                                           any Common Collateral is disposed of pursuant to a transaction permitted or not prohibited under the 2003 Indenture;

(iii)                                        the Company provides substitute collateral for any Common Collateral with at least an equivalent fair value, as determined in good faith by the Board of Directors of the Company;

(iv)                                       all of the stock of any of the Subsidiaries that is Common Collateral is released or any Subsidiary that is a Note Guarantor (as defined in the 2003 Indenture) is released from its Note Guarantee (as defined in the 2003 Indenture); or

(v)                                          the Company so requests in respect of Common Collateral with a fair value, as determined in good faith by the Board of Directors of the Company, of up to

$2.0 million in any calendar year; subject to a cumulative carryover for any amount not used in any prior calendar year,

then

the Liens, if any, of the Second Priority Noteholder Agent, for itself or for the benefit of the Second Priority Noteholders, on such Common Collateral (and, in the case of clause (iv) above, on the assets of such Subsidiary that constitute Common Collateral) shall be automatically, unconditionally and simultaneously released and the Second Priority Noteholder Agent, for itself and on behalf of any such Second Priority Noteholder, promptly shall execute and deliver to the applicable Senior Collateral Agent or such Grantor such termination statements, releases and other documents as such Senior Collateral Agent or such Grantor may request to effectively confirm such release; provided that a Grantor shall not be released from its guaranty of the Second Priority Noteholder Claims pursuant to this Section if such Grantor will remain liable under a guaranty in respect of the Senior Subordinated Notes or other Subordinated Obligations (each as defined in the 2003 Indenture).

(b)                                 If:

(i)                                     all other Liens (other than Permitted Liens (as defined in the 2004 Indenture) under clauses (b) — (aa) of the definition of Permitted Liens in the 2004 Indenture) on any Senior Lender First Lien Collateral securing Credit Agreement Obligations (as defined in the 2004 Indenture) or any Secondary Collateral Obligations then secured by that Senior Lender First Lien Collateral (including all commitments thereunder) are released; provided that after giving effect to the release, Senior Lender Claims secured by Liens on the remaining Senior Lender First Lien Collateral remain outstanding;

(ii)                                  any Senior Lender First Lien Collateral is disposed of pursuant to a transaction permitted or not prohibited under the 2004 Indenture; or

(iii)                               all of the stock of any of the Subsidiaries that is Senior Lender First Lien Collateral is released or any Subsidiary that is a Note Guarantor (as defined in the 2004 Indenture) is released from its Note Guarantee (as defined in the 2004 Indenture);

then

the Liens, if any, of the 2004 Noteholder Agent, for itself or for the benefit of the 2004 Noteholders, on such Senior Lender First Lien Collateral (and, in the case of clause (iii) above, on the assets of such Subsidiary that constitute Senior Lender First Lien Collateral) shall be automatically, unconditionally and simultaneously released and the 2004 Noteholder Agent, for itself and on behalf of any such 2004 Noteholder, promptly shall execute and deliver to the Credit Agent or such Grantor such termination statements, releases and other documents as the Credit Agent or such Grantor may request to effectively confirm such release; provided that a Grantor shall not be released from its guaranty of the 2004 Noteholder Claims pursuant to this Section unless such release is permitted by the terms of the 2004 Noteholder Documents.

(c)                                       If:

(i)                                     all other Liens (other than Permitted Encumbrances (as defined in the New Credit Agreement) on any 2004 Notes First Lien Collateral securing 2004 Noteholder Claims or any other Second-Priority Obligations (as defined in the 2004 Indenture) then secured by that 2004 Notes First Lien Collateral (including all commitments thereunder) are released; provided that after giving effect to the release, 2004 Noteholder Claims secured by Liens on the remaining 2004 Notes First Lien Collateral remain outstanding;

(ii)                                  any 2004 Notes First Lien Collateral is disposed of pursuant to a transaction permitted or not prohibited under the Senior Credit Agreement; or

(iii)                               any Subsidiary that is a Domestic Obligations Loan Party (as defined in the New Credit Agreement) is released from its Guarantee under the applicable Guarantee Agreement (as defined in the New Credit Agreement);

then

the Liens, if any, of the Credit Agent, for itself or for the benefit of the Senior Lenders, on such 2004 Notes First Lien Collateral (and, in the case of clause (iii) above, on the assets of such Subsidiary that constitute 2004 Notes First Lien Collateral) shall be automatically, unconditionally and simultaneously released and the Credit Agent, for itself and on behalf of any such Senior Lender, promptly shall execute and deliver to the 2004 Trustee or such Grantor such termination statements, releases and other documents as the 2004 Trustee or such Grantor may request to effectively confirm such release; provided that a Grantor shall not be released from its guaranty of the Senior Lender Claims pursuant to this Section unless such release is permitted by the terms of the Senior Lender Documents (without giving effect to this Agreement).

(d)                                      Each Junior Collateral Agent, for itself and on behalf of the applicable Junior Obligations Secured Parties, hereby irrevocably constitutes and appoints the applicable Senior Collateral Agent and any officer or agent of the applicable Senior Collateral Agent, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of such Junior Collateral Agent or Junior Obligations Secured Party or in the applicable Senior Collateral Agent’s own name, from time to time in the applicable Senior Collateral Agent’s discretion, for the purpose of carrying out the terms of this Section 5.1, to take any and all appropriate action and to execute any and all documents and instruments that may be necessary or desirable to accomplish the purposes of this Section 5.1, including any termination statements, endorsements or other instruments of transfer or release.

5.2                                 Insurance.

(a)                                       Unless and until the applicable Discharge of Senior Obligations has occurred, the applicable Senior Collateral Agent and the applicable Senior Obligations Loan Parties shall have the sole and exclusive right, subject to the rights of the Grantors under the Senior Obligations Documents, to adjust settlement for any insurance policy covering the Common Collateral in respect of which such Senior Obligations Secured Parties hold Senior Liens in the event of any loss thereunder and to approve any award granted in any condemnation or similar proceeding affecting such Common Collateral.  Unless and until the applicable

Discharge of Senior Obligations has occurred, all proceeds of any such policy and any such award if in respect to such Common Collateral shall be paid to the applicable Senior Collateral Agent for the benefit of the applicable Senior Obligations Loan Parties to the extent required under the Senior Obligations Documents and thereafter to the applicable Junior Collateral Agent (or, if there are more than one applicable Junior Collateral Agents, the Junior Collateral Agent acting as agent or trustee in respect of the largest amount of Junior Obligations) for the benefit of the applicable Junior Obligations Secured Parties to the extent required under the Junior Obligations Documents and then to the owner of the subject property or as a court of competent jurisdiction may otherwise direct.  If any Junior Collateral Agent or Junior Obligations Secured Party shall, at any time, receive any proceeds of any such insurance policy or any such award in contravention of this Agreement, it shall pay such proceeds over to the applicable Senior Collateral Agent in accordance with the terms of Section 4.3.  For purposes of this Section 5.2, unless and until the applicable Discharge of Senior Obligations has occurred, in the event of any receipt of insurance proceeds in respect of any loss of Senior Lender First Lien Collateral and 2004 Notes First Lien Collateral, such proceeds shall be allocated between such Senior Lender First Lien Collateral and such 2004 Notes First Lien Collateral based upon their respective Fair Market Values (determined as of the time immediately prior to the loss giving rise to such insurance proceeds).

(b)                                      The Company shall cause all insurance policies or certificates with respect to its insurance policies to be endorsed for the benefit of the Second Priority Noteholders, the 2004 Noteholders and the Senior Lenders (including by naming the Second Priority Noteholder Agent, the 2004 Noteholder Agent and the Credit Agent as loss payee or additional insured, as appropriate), in each case to the extent required by the terms of the Second Priority Documents, 2004 Noteholder Documents or Senior Lender Documents, as applicable.  In the event any insurance policy does not permit such endorsement to be made for the benefit of more than one group of creditors, or does not permit more than one agent to be named as loss payee or additional insured, such insurance policy shall be endorsed for the benefit of the Senior Obligations Secured Parties, and shall name the Senior Collateral Agent as loss payee or additional insured (if permitted by the terms of such insurance policy, for the benefit of the Senior Collateral Agent and the applicable Junior Collateral Agents), in each case to the extent such policy relates to Common Collateral upon which such Senior Collateral Agent holds a Senior Lien for the benefit of such Senior Obligations Secured Parties.

5.3                                 Amendments to Junior Obligations Collateral Documents.

(a)                                       Without the prior written consent of the applicable Senior Collateral Agent and the Required Lenders, no Junior Obligations Collateral Document may be amended, supplemented or otherwise modified or entered into to the extent such amendment, supplement or modification, or the terms of any new Junior Obligations Collateral Document, would be prohibited by or inconsistent with any of the terms relating to the applicable Senior Obligations Collateral of the corresponding Senior Obligations Documents.  Each Junior Collateral Agent agrees that each corresponding Junior Obligations Collateral Document shall include the following language (or language to similar effect approved by the applicable Senior Collateral Agent):

“Notwithstanding anything herein to the contrary, the lien and security interest granted to the [Junior Collateral Agent] pursuant to this Agreement and the exercise of any right or remedy by the [Junior Collateral Agent] hereunder are subject to the provisions of the Amended and Restated Intercreditor Agreement, dated as of February 17, 2004 (as amended, supplemented or otherwise modified from time to time, the “Intercreditor Agreement”), among Pliant Corporation, Deutsche Bank Trust Company Americas, as Credit Agent, and Wilmington Trust Company, as Trustee for the Senior Secured Notes due 2009 and the Senior Secured Discount Notes due 2009.  In the event of any conflict between the terms of the Intercreditor Agreement and this Agreement, the terms of the Intercreditor Agreement shall govern.”

In addition, each Junior Collateral Agent agrees that each applicable Junior Obligations Collateral Document that is a mortgage or similar document, in each case covering any Common Collateral, shall contain such other language as the applicable Senior Collateral Agent may reasonably request to reflect the subordination of such Junior Obligations Collateral Document to the corresponding Senior Obligations Collateral Document covering such Common Collateral.

(b)                                      In the event that the applicable Senior Collateral Agent or Senior Obligations Secured Parties enter into any amendment, waiver or consent in respect of any of the Senior Obligations Collateral Documents for the Senior Agreement or, if no Senior Agreement then exists, for the other Senior Obligations Documents, for the purpose of adding to, or deleting from, or waiving or consenting to any departures from any provisions of, any Senior Collateral Document or changing in any manner the rights of such Senior Collateral Agent, the applicable Senior Obligations Secured Parties, the Company or any other Grantor thereunder, then such amendment, waiver or consent shall apply automatically to any comparable provision of each Comparable Obligations Collateral Document without the consent of any Junior Collateral Agent or Junior Obligations Secured Party and without any action by any Junior Collateral Agent or Junior Obligations Secured Party, the Company or any other Grantor, provided, that (A) no such amendment, waiver or consent shall have the effect of removing assets subject to the Lien of the Junior Obligations Collateral Documents, except to the extent that a release of such Lien is permitted by Section 5.1, and (B) notice of such amendment, waiver or consent shall have been given to each Junior Collateral Agent.

5.4                                 Rights As Unsecured Creditors.  Notwithstanding anything to the contrary in this Agreement, each Junior Collateral Agent and each Junior Obligations Secured Party may exercise rights and remedies as an unsecured creditor against the Company or any Subsidiary that has guaranteed the applicable Junior Obligations in accordance with the terms of the applicable Junior Obligations Documents and applicable law as if the Common Collateral was not subject to their Junior Liens.  Nothing in this Agreement shall prohibit the receipt by any Junior Collateral Agent or any Junior Obligations Secured Party of the required payments of interest and principal so long as such receipt is not the direct or indirect result of the exercise by such Junior Collateral Agent or such Junior Obligations Secured Party of rights or remedies as a secured creditor or enforcement in contravention of this Agreement of any Lien held by any of them.  In the event any Junior Collateral Agent or Junior Obligations Secured Party becomes a judgment lien creditor in respect of any Common Collateral on which they do not have Senior Liens as a result of its enforcement of its rights as an unsecured creditor, such judgment lien shall be subordinated to the Senior Liens securing Senior Obligations on the same basis as the other

Liens securing such Junior Obligations are so subordinated to such Senior Liens under this Agreement.  Nothing in this Agreement impairs or otherwise adversely affects any rights or remedies the Credit Agent or the Senior Lenders may have with respect to the Senior Lender First Lien Collateral or any rights or remedies the 2004 Noteholder Agent or the 2004 Noteholders may have with respect to the 2004 Notes First Lien Collateral.

5.5                                 Bailee for Perfection.

(a)                                       Each Senior Collateral Agent agrees to hold the Pledged Collateral that is part of the Common Collateral in its possession or control (or in the possession or control of its agents or bailees) as bailee or agent for each Junior Collateral Agent and any assignee solely for the purpose of perfecting the security interest granted in such Pledged Collateral pursuant to the applicable Junior Obligations Collateral Documents, subject to the terms and conditions of this Section 5.5.

(b)                                      Except as otherwise specifically provided herein, until the applicable Discharge of Senior Obligations has occurred, the applicable Senior Collateral Agent shall be entitled to deal with the Pledged Collateral in accordance with the terms of the applicable Senior Obligations Collateral Documents as if the Liens under the Comparable Obligations Collateral Documents did not exist.  The rights of the Junior Collateral Agents and the Junior Obligations Secured Parties shall at all times be subject to the terms of this Agreement and to the Senior Collateral Agent’s rights under the Senior Obligations Collateral Documents.

(c)                                       No Senior Collateral Agent shall have any obligation whatsoever to any Junior Collateral Agent or any Junior Obligations Secured Party to assure that the Pledged Collateral is genuine or owned by any of the Grantors or to preserve rights or benefits of any Person except as expressly set forth in this Section 5.5.  The duties or responsibilities of each Senior Collateral Agent under this Section 5.5 shall be limited solely to holding the Pledged Collateral as bailee for the Junior Collateral Agents for purposes of perfecting the Lien held by such Junior Collateral Agents.

(d)                                      No Senior Collateral Agent shall have, by reason of the Junior Obligations Collateral Documents or this Agreement or any other document, a fiduciary relationship in respect of any Junior Collateral Agent or any Junior Obligations Secured Party.

(e)                                       Upon the applicable Discharge of Senior Obligations, (i) the applicable Senior Collateral Agent shall deliver (A) in the case of a Discharge of 2004 Noteholder Claims that constitutes a 2004 Notes First Lien Transition Date, to the Credit Agent and, (B) in all other cases, to the applicable Junior Collateral Agent (or, if there is more than one applicable Junior Collateral Agent, the Junior Collateral Agent acting as agent or trustee in respect of the largest amount of Junior Obligations) the remaining Pledged Collateral (if any) together with any necessary endorsements (or otherwise cooperate to allow such Junior Collateral Agent to obtain control of such Pledged Collateral) or as a court of competent jurisdiction may otherwise direct and (ii) with respect to any Pledged Collateral that constitutes a deposit or other account, such Senior Collateral Agent shall, at the request of such Junior Collateral Agent, either (A) transfer all cash and other assets in such account to an account controlled by such Junior Collateral Agent or (B) cooperate with the Company and such Junior Collateral Agent (at the expense of the

Company) in permitting control of such account to be transferred to such Junior Collateral Agent.  Any Junior Collateral Agent vested with control of any Pledged Collateral pursuant to this clause (e) shall hold such Pledged Collateral as bailee for the other Junior Collateral Agent pursuant to the terms of this Section 5.5.

(f)                                         Notwithstanding anything to the contrary in any Junior Obligations Collateral Document, in the event the terms of a Senior Obligations Collateral Document and a Junior Obligations Collateral Document each require the Company or any Subsidiary to (i) make payment in respect of any item of Common Collateral to, deliver any item of Common Collateral to or deposit any item of Common Collateral with, (ii) afford control over any item of Common Collateral to, (iii) register ownership of any item of Common Collateral in the name of or make an assignment of ownership of any Common Collateral or the rights thereunder to, (iv) cause any securities intermediary, commodity intermediary or other Person acting in a similar capacity to agree to comply, in respect of any item of Common Collateral, with instructions or orders from, or to treat, in respect of any item of Common Collateral, as the entitlement holder, (v) hold any item of Common Collateral in trust for (to the extent such item of Common Collateral cannot be held in trust for multiple parties under applicable law), (vi) obtain the agreement of a bailee or other third party to hold any item of Common Collateral for the benefit of or subject to the control of or, in respect of any item of Common Collateral, to follow the instructions of, or (vii) grant a power of attorney with respect to any Common Collateral to, in any case, both the applicable Senior Collateral Agent and the applicable Junior Collateral Agent, the Company or such Subsidiary may, until the applicable Discharge of Senior Obligations has occurred (or, in the case of compliance with the Senior Lender Collateral Documents, until the 2004 Notes First Lien Transition Date), comply with such requirement under the Junior Obligations Collateral Document as it relates to such Common Collateral by taking such action under the applicable Senior Obligations Collateral Documents only.

5.6                                 Entry Upon Premises by Credit Agent.

(a)                                       If, prior to the 2004 Notes First Lien Transition Date, the Credit Agent takes any enforcement action with respect to the Senior Lender First Lien Collateral, the 2004 Noteholder Agent (i) shall cooperate with the Credit Agent in its efforts to enforce its security interest in the Senior Lender First Lien Collateral and to finish any work-in-process and assemble the Senior Lender First Lien Collateral, (ii) shall not hinder or restrict in any respect the Credit Agent from enforcing its security interest in the Senior Lender First Lien Collateral or from finishing any work-in-process or assembling the Senior Lender First Lien Collateral, and (iii) shall permit the Credit Agent, its employees, agents, advisers and representatives, at the sole cost and expense of the lenders under the Senior Credit Agreement, to enter upon and use the 2004 Notes First Lien Collateral (including, without limitation, (x) equipment, processors, computers and other machinery related to the storage or processing of records, documents or files and (y) intellectual property), for a period not to exceed 270 days after the taking of such enforcement action, for purposes of (A) assembling and storing the Senior Lender First Lien Collateral and completing the manufacturing and processing of, and turning into finished goods, any Senior Lender First Lien Collateral (including raw materials and work-in-process), (B) selling any or all of the Senior Lender First Lien Collateral located on such 2004 Notes First Lien Collateral, whether in bulk, in lots or to customers in the ordinary course of business or otherwise, (C) removing any or all of the Senior Lender First Lien Collateral located on such

2004 Notes First Lien Collateral and (D) taking reasonable actions to protect, secure and otherwise enforce the rights of the Senior Lenders in the Senior Lender First Lien Collateral; provided, however, that nothing contained in this Agreement shall restrict the rights of the 2004 Noteholder Agent from selling, assigning or otherwise transferring any 2004 Notes First Lien Collateral prior to the expiration of such 270 day period if such purchaser, assignee or transferee agrees to be bound by the provisions of this Section.  It is understood and agreed that if any stay or other order prohibiting the exercise of remedies with respect to the Senior Lender First Lien Collateral has been entered by a court of competent jurisdiction, such 270 day period shall be tolled during the pendency of any such stay or other order; provided, that after the 270th day following the taking of the enforcement action referred to above, such period shall terminate as to any 2004 Notes First Lien Collateral if the 2004 Noteholder Agent shall determine in good faith and advise the Credit Agent that the continuance of such period would prevent a contemplated sale of such 2004 Notes First Lien Collateral or materially reduce the price obtainable in such sale.  Notwithstanding anything in this paragraph to the contrary, the 2004 Noteholders (i) shall have no obligation to exercise remedies that may be available to them under the 2004 Noteholder Collateral Documents and (ii) shall be required to permit the Credit Agent to enter upon and use the 2004 Notes First Lien Collateral only to the extent the 2004 Noteholders have possession and control of such 2004 Notes First Lien Collateral.

(b)                                      If the Credit Agent elects to enter upon and use the 2004 Notes First Lien Collateral as provided in paragraph (a) above, it shall take all reasonable efforts to avoid, to the extent reasonably practicable, interference with the operation of the 2004 Notes First Lien Collateral.  Subject to the 2004 Noteholders’ having obtained possession and control of any of the 2004 Notes First Lien Collateral in connection with their enforcement of their rights against the 2004 Notes First Lien Collateral, the 2004 Noteholder Agent may instruct the Credit Agent in writing to remove all Senior Lender First Lien Collateral from such 2004 Notes First Lien Collateral by the end of the 270 day period referred to in paragraph (a) above, whereupon, at the end of such 270 day period, the Credit Agent shall at its sole cost and expense, remove the Senior Lender First Lien Collateral from the 2004 Notes First Lien Collateral, provided that no stay or other order prohibiting such removal has been entered by a court of competent jurisdiction (it being understood and agreed that the running of such 270 day period shall be tolled during the pendency of any such stay or other order).  If the Credit Agent does not remove the Senior Lender First Lien Collateral from the 2004 Notes First Lien Collateral by the end of such 270 day period (or such longer period as such a stay or other order is in effect), the 2004 Noteholder Agent may cause the Senior Lender First Lien Collateral to be removed themselves, and, thereafter store the Senior Lender First Lien Collateral in such location or locations as such 2004 Noteholders shall deem advisable pending repossession by the Credit Agent.  Any costs reasonably incurred by the 2004 Noteholder Agent or the 2004 Noteholders by virtue of such removal and storage shall be paid by the Senior Lenders.  The 2004 Noteholder Agent agrees to notify the Credit Agent of the location or locations to which any of the Senior Lender First Lien Collateral shall have been removed by it pursuant to the foregoing provisions.

(c)                                       During the period of actual occupation, use and/or control by the Senior Lenders or their agents or representatives of any 2004 Notes First Lien Collateral (or any assets or property subject to a leasehold interest constituting 2004 Notes First Lien Collateral), the Senior Lenders shall be obligated to (i) reimburse the 2004 Noteholders for all utilities, insurance and all other operating costs of such 2004 Notes First Lien Collateral or other assets or property during any such period of actual occupation, use and/or control (calculated on a per diem basis based upon a fraction, the numerator of which shall be the actual number of days of such occupation, use and/or control and the denominator of which shall be 365 days) to the extent the same are actually paid by such 2004 Noteholders, (ii) to repair at their expense any physical damage to such 2004 Notes First Lien Collateral or other assets or property directly resulting from such occupancy, use or control, and to leave such 2004 Notes First Lien Collateral or other assets or property in substantially the same condition as it was at the commencement of such occupancy, use or control and (iii) to indemnify and hold harmless the 2004 Noteholders from and against any losses, claims, liabilities, costs or expenses directly resulting from such occupancy, use or control or from any acts or omissions of the Senior Lenders or their agents or representatives in connection therewith.  Notwithstanding the foregoing, in no event shall the Senior Lenders have any liability to the 2004 Noteholders pursuant to this Section 5.6 as a result of any condition (including any environmental condition, claim or liability) on or with respect to the 2004 Notes First Lien Collateral existing prior to the date of the exercise by the Senior Lenders of their rights under this Section (except to the extent of any injury to any Person on the real property constituting 2004 Notes First Lien Collateral or damage to any 2004 Notes First Lien Collateral as a result of such condition that would not have occurred but for the exercise by the Senior Lenders of their right of use as set forth in this Section 5.6) and the Senior Lenders shall have no duty or liability to maintain the 2004 Notes First Lien Collateral in a condition or manner better than that in which it was maintained prior to the use thereof by the Senior Lenders, or for any diminution in the value of the 2004 Notes First Lien Collateral that results solely from ordinary wear and tear resulting from the use of the 2004 Notes First Lien Collateral by the Senior Lenders in the manner and for the time periods specified under this Section.  Without limiting the rights granted in this Section 5.6, the Senior Lenders shall cooperate with the 2004 Noteholder Agent in connection with any efforts made by such 2004 Noteholder Agent to sell the 2004 Notes First Lien Collateral.

5.7                                 Rights under Permits, Licenses and Intellectual Property.  The 2004 Noteholder Agent agrees that if the Credit Agent shall require rights available under any permit, license or Intellectual Property controlled by the 2004 Noteholder Agent in order to realize on any Senior Lender First Lien Collateral, the 2004 Noteholder Agent shall take all such actions as shall be available to it, consistent with applicable law and reasonably requested by the Credit Agent, to make such rights available to the Credit Agent.  The Credit Agent agrees that if the 2004 Noteholder Agent shall require rights available under any permit, license or Intellectual Property controlled by the Credit Agent in order to realize on any 2004 Notes First Lien Collateral, the Credit Agent shall take all such actions as shall be available to it, consistent with applicable law and reasonably requested by the 2004 Noteholder Agent, to make such rights available to the 2004 Noteholder Agent.  Each Senior Collateral Agent agrees that any sale or other transfer of Common Collateral consisting of Intellectual Property upon any exercise of remedies under this Agreement shall be made expressly subject to the rights to be made available pursuant to this Section.

5.8                                 When Discharge of Senior Lender Claims Deemed to Not Have Occurred; Successor Agents.

(a)                                       If at any time after the Discharge of Senior Lender Claims has occurred with respect to the New Credit Agreement the Company designates any Future First-Lien Credit

Facility to be the “Senior Credit Agreement” hereunder, then such Discharge of Senior Lender Claims shall automatically be deemed not to have occurred for all purposes of this Agreement (other than with respect to any actions taken prior to the date of such designation as a result of the occurrence of such first Discharge of Senior Lender Claims), and such Future First-Lien Credit Facility shall automatically be treated as the Senior Credit Agreement for all purposes of this Agreement, including for purposes of the Lien priorities and rights in respect of Common Collateral set forth herein and the granting by the Credit Agent of amendments, waivers and consents hereunder.  Upon receipt of notice of such designation (including the identity of the new Credit Agent), the Second Priority Noteholder Agent and 2004 Noteholder Agent shall promptly (i) enter into such documents and agreements (including amendments or supplements to this Agreement) as the Company or such new Credit Agent shall request in order to provide to the new Credit Agent the rights of the Credit Agent contemplated hereby and (ii) deliver to the Credit Agent the Pledged Collateral together with any necessary endorsements (or otherwise allow such Credit Agent to obtain control of such Pledged Collateral).

(b)                                      If the Discharge of 2004 Noteholder Claims has occurred with respect to the 2004 Indenture and the Company concurrently designates any other 2004 Noteholder Document to be the “Senior Indenture” hereunder, then such Discharge of 2004 Noteholder Claims shall automatically be deemed not to have occurred for all purposes of this Agreement (other than with respect to any actions taken prior to the date of such designation as a result of the occurrence of such first Discharge of 2004 Noteholder Claims), and such other 2004 Noteholder Document shall automatically be treated as the Senior Indenture for all purposes of this Agreement, including for purposes of the Lien priorities and rights in respect of Common Collateral set forth herein and the granting by the 2004 Noteholder Agent of amendments, waivers and consents hereunder.  Upon receipt of notice of such designation (including the identity of the new 2004 Noteholder Agent), (i) the Second Priority Noteholder Agent and Credit Agent shall promptly enter into such documents and agreements (including amendments or supplements to this Agreement) as the Company or such new 2004 Noteholder Agent shall request in order to provide to the new 2004 Noteholder Agent the rights of the 2004 Noteholder Agent contemplated hereby and (ii) the old 2004 Noteholder Agent shall promptly deliver to (or cooperate with respect to the transfer of control thereof to) the new 2004 Noteholder Agent any Pledged Collateral then within the possession or control of the old 2004 Noteholder Agent, together with any necessary endorsements.

Section 6.                                          Insolvency or Liquidation Proceedings.

6.1                                 Financing Issues.  If the Company or any other Grantor shall be subject to any Insolvency or Liquidation Proceeding and the Credit Agent shall desire to permit the use of cash collateral or to permit the Company or any other Grantor to obtain financing under Section 363 or Section 364 of Title 11 of the United States Code or any similar Bankruptcy Law (“DIP Financing”), then each of (a) the Second Priority Noteholder Agent, on behalf of itself and the Second Priority Noteholders, and (b) the 2004 Noteholder Agent, on behalf of itself and the 2004 Noteholders, agrees that it will raise no objection to such use of cash collateral or DIP Financing and will not request adequate protection or any other relief in connection therewith (except to the extent permitted by Section 6.3) and, to the extent the Liens securing the Senior Lender Claims under the Senior Credit Agreement or, if no Senior Credit Agreement exists, under the other Senior Lender Documents are subordinated or pari passu with such DIP Financing, (x) the

Second Priority Noteholder Agent will subordinate its Liens in the Common Collateral to such DIP Financing (and all Obligations relating thereto) on the same basis as the other Liens securing the Second Priority Noteholder Claims are so subordinated to Senior Lender Claims and 2004 Noteholder Claims under this Agreement and (y) the 2004 Noteholder Agent will subordinate its Liens in the Senior Lender First Lien Collateral to such DIP Financing (and all Obligations relating thereto) on the same basis as the Liens of the 2004 Noteholder Agent in such Senior Lender First Lien Collateral are subordinated to the Senior Lender Claims under this Agreement and will subordinate its Liens in the 2004 Notes First Lien Collateral to such DIP Financing (and all Obligations relating thereto) to the same extent that the Credit Agent subordinates its Liens in the Senior Lender First Lien Collateral to such DIP Financing (and all Obligations relating thereto).

6.2                                 Relief from the Automatic Stay.  Until the applicable Discharge of Senior Obligations has occurred, each Junior Collateral Agent, on behalf of itself and the applicable Junior Obligations Secured Parties, agrees that none of them shall seek relief from the automatic stay or any other stay in any Insolvency or Liquidation Proceeding in respect of the Common Collateral in which it holds Junior Liens, without the prior written consent of the applicable Senior Collateral Agent and the Required Lenders under the applicable Senior Obligations Documents.

6.3                                 Adequate Protection.  Each Junior Collateral Agent, on behalf of itself and the applicable Junior Obligations Secured Parties, agrees that none of them shall contest (or support any other Person contesting) (a) any request by the applicable Senior Collateral Agent or the applicable Senior Obligations Secured Parties for adequate protection or (b) any objection by such Senior Collateral Agent or such Senior Obligations Secured Parties to any motion, relief, action or proceeding based on the such Senior Collateral Agent’s or such Senior Obligations Secured Parties’ claiming a lack of adequate protection, in each case as it relates to the applicable Senior Obligations Collateral.  Notwithstanding the foregoing contained in this Section 6.3, in any Insolvency or Liquidation Proceeding, (i) in connection with any DIP Financing or the use of cash collateral under Section 363 or Section 364 of Title 11 of the United Sates Code or any similar Bankruptcy Law, the 2004 Noteholder Agent and the 2004 Noteholders may request adequate protection in connection with any subordination of their Liens in the 2004 Notes First Lien Collateral, (ii) if any Senior Obligations Secured Parties (or any subset thereof) are granted adequate protection in the form of additional collateral in connection with any DIP Financing or use of cash collateral under Section 363 or Section 364 of Title 11 of the United States Code or any similar Bankruptcy Law, then each Junior Collateral Agent, on behalf of itself and the applicable Junior Obligations Secured Parties, may seek or request adequate protection in the form of a replacement Lien on such additional collateral; provided that (A) any replacement Liens on any additional collateral granted to the 2004 Noteholder Agent as adequate protection in respect of any 2004 Notes First Lien Collateral to secure the 2004 Noteholder Claims may be subordinated to any and all Liens on such additional collateral securing such DIP Financing (and all Obligations relating thereto) but shall be senior to any and all Liens on such additional collateral securing any corresponding Junior Obligations and (B) any replacement Liens on any additional collateral granted to each applicable Junior Collateral Agent as adequate protection in respect of any Common Collateral in which such Junior Collateral Agent did not hold the Senior Liens to secure the applicable Junior Obligations shall be subordinated to the Liens securing the applicable Senior Obligations and any such DIP Financing

(and all Obligations relating thereto) on the same basis as the other Junior Liens securing such Junior Obligations are so subordinated to such Senior Obligations under this Agreement and (iii) in the event that any Junior Collateral Agent, on behalf of its itself or the applicable Junior Obligations Secured Parties, seeks or requests adequate protection in respect of its Junior Liens and such adequate protection is granted in the form of additional collateral, then such Junior Collateral Agent, on behalf of itself or any of the applicable Junior Obligations Secured Parties, agrees that the applicable Senior Collateral Agent shall also be granted a Lien on such additional collateral as security for the applicable Senior Obligations and that any Lien on such additional collateral securing such Junior Obligations shall be subordinated to the Liens on such collateral securing such Senior Obligations and any other Liens granted to the applicable Senior Obligations Secured Parties as adequate protection in respect of their Senior Liens on the same basis as the other Liens securing such Junior Obligations are so subordinated to such Senior Obligations under this Agreement.

6.4                                 No Waiver.  Nothing contained herein shall prohibit or in any way limit any Senior Collateral Agent or any Senior Obligations Secured Party from objecting in any Insolvency or Liquidation Proceeding or otherwise to any action taken by any applicable Junior Collateral Agent or Junior Obligations Secured Party, including the seeking by any such Junior Collateral Agent or Junior Obligations Secured Party of adequate protection or the asserting by any Junior Collateral Agent or any such Junior Obligations Secured Party of any of its rights and remedies under the applicable Junior Obligations Documents or otherwise, in each case to the extent affecting such Senior Collateral Agent’s rights in the applicable Senior Obligations Collateral.

6.5                                 Preference Issues.  If any Senior Obligations Secured Party is required in any Insolvency or Liquidation Proceeding or otherwise to turn over or otherwise pay to the estate of the Company or any other Grantor (or any trustee, receiver or similar person therefor), because the payment of such amount was declared to be fraudulent or preferential in any respect or for any other reason, any amount (a “Recovery”), whether received as proceeds of security, enforcement of any right of set-off or otherwise, then the applicable Senior Obligations shall be reinstated to the extent of such Recovery and deemed to be outstanding as if such payment had not occurred and such Senior Obligations Secured Party shall be entitled to a Discharge of Senior Obligations with respect to all such recovered amounts.  If this Agreement shall have been terminated prior to such Recovery, this Agreement shall be reinstated in full force and effect, and such prior termination shall not diminish, release, discharge, impair or otherwise affect the obligations of the parties hereto.

Section 7.                                          Reliance; Waivers; etc.

7.1                                 Reliance.  The consent by the Senior Obligations Secured Parties to (a) the execution and delivery of the Junior Obligations Documents to which such Senior Obligations Secured Parties have consented (or the assent by the Senior Obligations Secured Parties to the existence of the Junior Obligations Documents in existence on the date of this Agreement) and (b) the grant to the Junior Collateral Agents on behalf of the Junior Obligations Secured Parties of a Lien on the Senior Obligations Collateral, and all loans and other extensions of credit made or deemed made on and after the date hereof by the Senior Obligations Secured Parties to the Company or any Subsidiary, in each case shall be deemed to have been given and made in reliance upon this Agreement.  Each Junior Collateral Agent, on behalf of itself and the applicable Junior Obligations Secured Parties, acknowledges that it and such Junior Obligations Secured Parties have, independently and without reliance on the applicable Senior Collateral Agent or any applicable Senior Obligations Secured Party, and based on documents and information deemed by them appropriate, made their own credit analysis and decision to enter into the applicable Junior Obligations Documents, this Agreement and the transactions contemplated hereby and thereby and they will continue to make their own credit decision in taking or not taking any action under such Junior Obligations Documents or this Agreement.

7.2                                 No Warranties or Liability.  Each Junior Collateral Agent, on behalf of itself and the applicable Junior Obligations Secured Parties, acknowledges and agrees that no Senior Collateral Agent or Senior Obligations Secured Party has made any express or implied representation or warranty, including with respect to the execution, validity, legality, completeness, collectibility or enforceability of any of the Senior Obligations Documents, the ownership of any Common Collateral or the perfection or priority of any Liens thereon.  The Senior Obligations Secured Parties will be entitled to manage and supervise their respective loans and extensions of credit under the applicable Senior Obligations Documents in accordance with law and as they may otherwise, in their sole discretion, deem appropriate, and such Senior Obligations Secured Parties may manage their loans and extensions of credit without regard to any rights or interests that any Junior Collateral Agent or any of the Junior Obligations Secured Parties have in the Common Collateral or otherwise, except as otherwise provided in this Agreement.  No Senior Collateral Agent or Senior Obligations Secured Party shall have any duty to any Junior Collateral Agent or any Junior Obligations Secured Party to act or refrain from acting in a manner that allows, or results in, the occurrence or continuance of an event of default or default under any agreements with the Company or any Subsidiary thereof (including any Junior Obligations Documents), regardless of any knowledge thereof that they may have or be charged with.

7.3                                 No Waiver of Lien Priorities.

(a)                                       No right of any Senior Obligations Secured Party, any Senior Collateral Agent or any of them to enforce any provision of this Agreement or any Senior Obligations Document shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of the Company or any other Grantor or by any act or failure to act by any Senior Obligations Secured Party or the Senior Collateral Agent, or by any noncompliance by any Person with the terms, provisions and covenants of this Agreement, any of the Senior Obligations Documents or any of the Junior Obligations Documents, regardless of any knowledge thereof that the Senior Collateral Agent or the Senior Obligations Secured Parties, or any of them, may have or be otherwise charged with;

(b)                                      Without in any way limiting the generality of the foregoing paragraph (but subject to the rights of the Company and the other Grantors under the Senior Obligations Documents), the Senior Obligations Secured Parties, the Senior Collateral Agent and any of them, may, at any time and from time to time, without the consent of, or notice to, any Junior Collateral Agent or any Junior Obligations Secured Party, without incurring any liabilities to any Junior Collateral Agent or any Junior Obligations Secured Party and without impairing or releasing the Lien priorities and other benefits provided in this Agreement (even if any right of subrogation or other right or remedy of any Junior Collateral Agent or any Junior Obligations Secured Party is affected, impaired or extinguished thereby) do any one or more of the following:

(i)                                              change the manner, place or terms of payment or change or extend the time of payment of, or amend, renew, exchange, increase or alter, the terms of any of the Senior Obligations or any Lien on any Senior Obligations Collateral or guaranty of the Senior Obligations or any liability of the Company or any other Grantor, or any liability incurred directly or indirectly in respect thereof (including any increase in or extension of the Senior Obligations, without any restriction as to the amount, tenor or terms of any such increase or extension) or otherwise amend, renew, exchange, extend, modify or supplement in any manner any Liens held by the Senior Collateral Agent or any of the Senior Obligations Secured Parties, the Senior Obligations or any of the Senior Obligations Documents;

(ii)                                           sell, exchange, release, surrender, realize upon, enforce or otherwise deal with in any manner and in any order any part of the Senior Obligations Collateral or any liability of the Company or any other Grantor to the Senior Obligations Secured Parties or the Senior Collateral Agent, or any liability incurred directly or indirectly in respect thereof;

(iii)                                        settle or compromise any Senior Obligation or any other liability of the Company or any other Grantor or any security therefor or any liability incurred directly or indirectly in respect thereof and apply any sums by whomsoever paid and however realized to any liability (including the Senior Obligations) in any manner or order; and

(iv)                                       exercise or delay in or refrain from exercising any right or remedy against the Company or any security or any other Grantor or any other Person, elect any remedy and otherwise deal freely with the Company, any other Grantor or any Senior Obligations Collateral and any security and any guarantor or any liability of the Company or any other Grantor to the Senior Lenders or any liability incurred directly or indirectly in respect thereof.

(c)                                       Each Junior Collateral Agent, on behalf of itself and the applicable Junior Obligations Secured Parties, also agrees that the Senior Obligations Secured Parties and the Senior Collateral Agent shall have no liability to any Junior Collateral Agent or any Junior Obligations Secured Party, and each Junior Collateral Agent, on behalf of itself and the applicable Junior Obligations Secured Parties, hereby waives any claim against any Senior Obligations Secured Party or the Senior Collateral Agent, arising out of any and all actions that the Senior Obligations Secured Parties or the Senior Collateral Agent may take or permit or omit to take with respect to:  (i) the Senior Obligations Documents; (ii) the collection of the Senior Obligations; or (iii) the foreclosure upon, or sale, liquidation or other disposition of, any Senior Obligations Collateral.  Each Junior Collateral Agent, on behalf of itself and the applicable Junior Obligations Secured Parties, agrees that the Senior Obligations Secured Parties and the Senior Collateral Agent have no duty to them in respect of the maintenance or preservation of the Senior Obligations Collateral, the Senior Obligations or otherwise; and

(d)                                      Each Junior Collateral Agent, on behalf of itself and the applicable Junior Obligations Secured Parties, agrees not to assert and hereby waives, to the fullest extent permitted by law, any right to demand, request, plead or otherwise assert or otherwise claim the benefit of, any marshalling, appraisal, valuation or other similar right that may otherwise be available under applicable law or any other similar rights that a junior secured creditor may have under applicable law.

7.4                                 Obligations Unconditional.  All rights, interests, agreements and obligations of the Senior Collateral Agents and the Senior Obligations Secured Parties and the Junior Collateral Agents and the Junior Obligations Secured Parties, respectively, hereunder shall remain in full force and effect irrespective of:

(a)                                       any lack of validity or enforceability of any Senior Obligations Documents or any Junior Obligations Documents;

(b)                                      any change in the time, manner or place of payment of, or in any other terms of, all or any of the Senior Obligations or Junior Obligations, or any amendment or waiver or other modification, including any increase in the amount thereof, whether by course of conduct or otherwise, of the terms of any Senior Obligations Document or of the terms of any Junior Obligations Document;

(c)                                       any exchange of any security interest in any Common Collateral or any other collateral, or any amendment, waiver or other modification, whether in writing or by course of conduct or otherwise, of all or any of the Senior Obligations or Junior Obligations or any guarantee thereof;

(d)                                      the commencement of any Insolvency or Liquidation Proceeding in respect of the Company or any other Grantor; or

(e)                                       any other circumstances that otherwise might constitute a defense available to, or a discharge of, the Company or any other Grantor in respect of the Senior Obligations, or of any Junior Collateral Agent or any Junior Obligations Secured Party in respect of this Agreement.

Section 8.                                          Miscellaneous.

8.1                                 Conflicts.  (a)  Subject to Section 8.20, in the event of any conflict between the provisions of this Agreement and the provisions of the Senior Obligations Documents or Junior Obligations Documents, the provisions of this Agreement shall govern.

(b)                                      The parties hereto agree that if any amendments to this Agreement (i) are required to comply with any amendment to the Trust Indenture Act made after the date hereof and (ii) are reasonably determined by the Senior Collateral Agent not to be adverse to the Senior Collateral Agent or the applicable Senior Obligations Secured Parties with respect to their Senior Liens and the Senior Obligations, then such parties shall cooperate and act in good faith to effect such amendments as promptly as practicable.

8.2                                 Continuing Nature of this Agreement; Severability.  This Agreement shall continue to be effective until the Discharge of Senior Lender Claims and Discharge of 2004 Noteholder Claims shall have occurred.  This is a continuing agreement of lien subordination and the Senior Obligations Secured Parties may continue, at any time and without notice to any Junior Collateral Agent or the applicable Junior Obligations Secured Parties, to extend credit and other financial accommodations and lend monies to or for the benefit of the Company or any other Grantor constituting Senior Obligations on reliance hereof.  Each Junior Collateral Agent, on behalf of itself and the applicable Junior Obligations Secured Parties, hereby waives any right it may have under applicable law to revoke this Agreement or any of the provisions of this Agreement.  The terms of this Agreement shall survive, and shall continue in full force and effect, in any Insolvency or Liquidation Proceeding.  Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall not invalidate the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

8.3                                 Amendments; Waivers.  No amendment, modification or waiver of any of the provisions of this Agreement by the Credit Agent, the Second Priority Noteholder Agent or the 2004 Noteholder Agent shall be deemed to be made unless the same shall be in writing signed on behalf of the party making the same or its authorized agent and each waiver, if any, shall be a waiver only with respect to the specific instance involved and shall in no way impair the rights of the parties making such waiver or the obligations of the other parties to such party in any other respect or at any other time.  The Company and other Grantors shall not have any right to consent to or approve any amendment, modification or waiver of any provision of this Agreement except to the extent their rights are affected.

8.4                                 Information Concerning Financial Condition of the Company and the Subsidiaries.  Each of (a) the Credit Agent and the Senior Lenders, (b) the Second Priority Noteholder Agent and the Second Priority Noteholders and (c) the 2004 Noteholder Agent and the 2004 Noteholders shall be responsible for keeping themselves informed of (a) the financial condition of the Company and the Subsidiaries and all endorsers and/or guarantors of the Senior Lender Claims, the Second Priority Noteholder Claims and the 2004 Noteholder Claims and (b) all other circumstances bearing upon the risk of nonpayment of the Senior Lender Claims, the Second Priority Noteholder Claims and the 2004 Noteholder Claims.  No Senior Collateral Agent or Senior Obligations Secured Party shall have any duty to advise any Junior Collateral Agent or any Junior Obligations Secured Party of information known to it or them regarding such condition or any such circumstances or otherwise.  In the event that a Senior Collateral Agent or any of the Senior Obligations Secured Parties, in its or their sole discretion, undertakes at any time or from time to time to provide any such information to any Junior Collateral Agent or any Junior Obligations Secured Party, it or they shall be under no obligation (w) to make, and no Senior Collateral Agent or Senior Obligations Secured Party shall make, any express or implied representation or warranty, including with respect to the accuracy, completeness, truthfulness or validity of any such information so provided, (x) to provide any additional information or to provide any such information on any subsequent occasion, (y) to undertake any investigation or (z) to disclose any information that, pursuant to accepted or reasonable commercial finance practices, such party wishes to maintain confidential or is otherwise required to maintain confidential.

8.5                                 Subrogation.  Each Junior Collateral Agent, on behalf of itself and the applicable Junior Obligations Secured Parties, hereby waives any rights of subrogation it may acquire as a result of any payment hereunder until the applicable Discharge of Senior Obligations has occurred.

8.6                                 Application of Payments.  All payments received by the holders of Senior Obligations may be applied, reversed and reapplied, in whole or in part, to such part of the Senior Obligations as the applicable Senior Obligations Secured Parties, in their sole discretion, deem appropriate, consistent with the terms of the applicable Senior Obligations Documents.  Each Junior Collateral Agent, on behalf of itself and the applicable Junior Obligations Secured Parties, assents to any extension or postponement of the time of payment of the applicable Senior Obligations or any part thereof and to any other indulgence with respect thereto, to any substitution, exchange or release of any security that may at any time secure any part of such Senior Obligations and to the addition or release of any other Person primarily or secondarily liable therefor.

8.7                                 Consent to Jurisdiction; Waivers.  The parties hereto consent to the jurisdiction of any state or federal court located in New York, New York, and consent that all service of process may be made by registered mail directed to such party as provided in Section 8.8 for such party.  Service so made shall be deemed to be completed three days after the same shall be posted as aforesaid.  The parties hereto waive any objection to any action instituted hereunder in any such court based on forum non conveniens, and any objection to the venue of any action instituted hereunder in any such court.  Each of the parties hereto waives any right it may have to trial by jury in respect of any litigation based on, or arising out of, under or in connection with this Agreement or any other Senior Lender Document, Second Priority Noteholder Document or 2004 Noteholder Document, or any course of conduct, course of dealing, verbal or written statement or action of any party hereto.

8.8                                 Notices.  All notices to the Senior Lenders, the Second Priority Noteholders and the 2004 Noteholders permitted or required under this Agreement may be sent to the Credit Agent, Second Priority Noteholder Agent and 2004 Noteholder Agent, respectively.  Unless otherwise specifically provided herein, any notice or other communication herein required or permitted to be given shall be in writing and may be personally served, telecopied, electronically mailed or sent by courier service or U.S. mail and shall be deemed to have been given when delivered in person or by courier service, upon receipt of a telecopy or electronic mail or four Business Days after deposit in the U.S. mail (registered or certified, with postage prepaid and properly addressed).  For the purposes hereof, the addresses of the parties hereto shall be as set forth below each party’s name on the signature pages hereto, or, as to each party, at such other address as may be designated by such party in a written notice to all of the other parties.

8.9                                 Further Assurances.  Each Junior Collateral Agent, on behalf of itself and the applicable Junior Obligations Secured Parties, agrees that each of them shall take such further action and shall execute and deliver to the applicable Senior Collateral Agent and the applicable Senior Obligations Secured Parties such additional documents and instruments (in recordable form, if requested) as such Senior Collateral Agent or Senior Obligations Secured

Parties may reasonably request to effectuate the terms of and the lien priorities contemplated by this Agreement.

8.10                           Governing Law.  This Agreement has been delivered and accepted at and shall be deemed to have been made at New York, New York and shall be interpreted, and the rights and liabilities of the parties bound hereby determined, in accordance with the laws of the State of New York.

8.11                           Binding on Successors and Assigns.  This Agreement shall be binding upon the Credit Agent, the Senior Lenders, the Second Priority Noteholder Agent, the Second Priority Noteholders, the 2004 Noteholder Agent, the 2004 Noteholders, the Company and their respective permitted successors and assigns.

8.12                           Specific Performance.  Each Senior Collateral Agent may demand specific performance of this Agreement with respect to the obligations of each Junior Collateral Agent and the Junior Obligations Secured Parties.  Each Junior Collateral Agent, on behalf of itself and the applicable Junior Obligations Secured Parties, hereby irrevocably waives any defense based on the adequacy of a remedy at law and any other defense that might be asserted to bar the remedy of specific performance in any action that may be brought by the applicable Senior Collateral Agent with respect to the applicable Senior Obligations Collateral.

8.13                           Section Titles.  The section titles contained in this Agreement are and shall be without substantive meaning or content of any kind whatsoever and are not a part of this Agreement.

8.14                           Counterparts.  This Agreement may be executed in one or more counterparts, each of which shall be an original and all of which shall together constitute one and the same document.

8.15                           Authorization.  By its signature, each Person executing this Agreement on behalf of a party hereto represents and warrants to the other parties hereto that it is duly authorized to execute this Agreement.

8.16                           No Third Party Beneficiaries.  This Agreement and the rights and benefits hereof shall inure to the benefit of each of the parties hereto and their respective successors and assigns and shall inure to the benefit of each of the holders of Senior Lender Claims, Second Priority Noteholder Claims and 2004 Noteholder Claims.  No other Person shall have or be entitled to assert rights or benefits hereunder.

8.17                           Effectiveness.  This Agreement shall become effective when executed and delivered by the parties hereto.  This Agreement shall be effective both before and after the commencement of any Insolvency or Liquidation Proceeding.  All references to the Company or any other Grantor shall include the Company or any other Grantor as debtor and debtor-in-possession and any receiver or trustee for the Company or any other Grantor (as the case may be) in any Insolvency or Liquidation Proceeding.  Upon the effectiveness of this Agreement, the Existing Intercreditor Agreement shall be amended and restated in its entirety and the provisions of the Existing Intercreditor Agreement shall be superseded by the provisions hereof.

8.18                           Credit Agent and Trustee.  It is understood and agreed that (a) Deutsche Bank Trust Company Americas is entering into this Agreement in its capacity as Credit Agent and the provisions of Article VIII of the New Credit Agreement applicable to Deutsche Bank Trust Company Americas as collateral agent thereunder shall also apply to Deutsche Bank Trust Company Americas as Credit Agent hereunder, and (b) Wilmington Trust Company is entering in this Agreement in its capacity as Second Priority Noteholder Agent and 2004 Noteholder Agent and the provisions of Article 7 of the Indentures applicable to Wilmington Trust Company as the 2003 Trustee and 2004 Trustee, as the case may be, thereunder shall also apply to Wilmington Trust Company as Second Priority Noteholder Agent and 2004 Noteholder Agent hereunder.

8.19                           Designations.  For purposes of the provisions hereof and the Indentures requiring the Company to designate Indebtedness as “Credit Agreement Obligations”, “First-Lien Credit Facilities” or “Other First-Lien Obligations”, or any other designation for any other purposes hereunder or under the Indentures, any such designation shall be sufficient if the relevant designation is set forth in writing, signed on behalf of the Company by an officer thereof and delivered to the Credit Agent, the Second Priority Noteholder Agent and the 2004 Noteholder Agent.  For all purposes hereof and of each of the 2003 Indenture and the 2004 Indenture, the Company hereby designates the Credit Facility provided pursuant to the New Credit Agreement as a First-Lien Credit Facility and any Obligations (as defined in the Security Documents (as defined in the New Credit Agreement)), including any Obligations in respect of the New Credit Agreement, as “Credit Agreement Obligations” under each Indenture, in each case with respect to the Senior Lender Liens on the Senior Lender First Priority Collateral.  For all purposes hereof and of the 2003 Indenture, the Company hereby designates the 2004 Indenture as a First-Lien Credit Facility and any Obligations (as defined in the Security Documents (as defined in the 2004 Indenture)), including any Obligations in respect of the 2004 Indenture and the 2004 Notes, as “Credit Agreement Obligations” under the 2003 Indenture, in each case with respect to the 2004 Noteholder Liens on the 2004 Notes First Lien Collateral.

8.20                           Relative Rights.  Notwithstanding anything in this Agreement to the contrary, nothing in this Agreement is intended to or will (a) amend, waive or otherwise modify the provisions of any Senior Obligations Document or permit the Company or any Subsidiary to take any action, or fail to take any action, to the extent such action or failure would otherwise constitute a breach of, or default under, any Senior Obligations Document, except to the extent such amendment, waiver, modification, action or failure related to any Junior Lien thereunder and except to the extent expressly provided for in Sections 4.2, 5.6, 5.7 and 6.1 of this Agreement, (b) change the relative priorities of the Senior Obligations or the Senior Liens granted under the Senior Obligations Documents on the Common Collateral (or any other assets) held by any Senior Obligations Secured Party as among such Senior Obligations Secured Party and the other Senior Obligations Secured Parties, (c) otherwise change the relative rights of any Senior Obligations Secured Party holding the Senior Liens in any Common Collateral in respect of such Common Collateral as among such Senior Obligations Secured Party and the other Senior Obligations Secured Parties or (d) obligate the Company or any Subsidiary to take any action, or fail to take any action, that would otherwise constitute a breach of, or default under, any Senior Obligations Document, except to the extent such breach or default related to any Junior Lien thereunder and except to the extent expressly provided for in Sections 4.2, 5.6, 5.7 and 6.1 of this Agreement.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

Credit Agent:

DEUTSCHE BANK TRUST COMPANY AMERICAS, as Credit Agent,

By:
Name:
Title:

Address:

222 S. Riverside Plaza MS CH105-2900 Chicago, IL 60606 Attention: Marla Heller Telecopy No.: (312) 537-1324

Second Priority Noteholder Agent:

WILMINGTON TRUST COMPANY, as Second Priority Noteholder Agent,

By:
Name:
Title:

Address:

Rodney Square North 1100 North Market Street Wilmington, DE 19890-0001 Attention: Mary St. Amand Telecopy No.: (302) 636-4140

2004 Noteholder Agent:

WILMINGTON TRUST COMPANY, as 2004 Noteholder Agent,

By:
Name:
Title:

Address:

Rodney Square North 1100 North Market Street Wilmington, DE 19890-0001 Attention: Mary St. Amand Telecopy No.: (302) 636-4140

PLIANT CORPORATION

By:
Name: Brian E. Johnson
Title: Executive Vice-President

Address:

1475 Woodsfield Road, Suite 700 Schamburg, IL 60173 Attention: Chief Financial Officer Telecopy No.: (847) 969-3361